Exhibit 3.1

CERTIFICATE OF INCORPORATION

OF

MF GLOBAL HOLDINGS LTD.

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), do execute this certificate of incorporation and do hereby certify as follows:

FIRST. The name of the corporation is MF Global Holdings Ltd.

SECOND. The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. The corporation is being incorporated in connection with the domestication of MF Global Ltd., a Bermuda exempted company (“MFG Bermuda”), in Delaware pursuant to Section 388 of the DGCL, and a certificate of domestication of MFG Bermuda is being filed contemporaneously herewith. As provided in Section 388, the existence of the corporation shall be deemed to have commenced on the date that the corporate existence of MFG Bermuda commenced and the corporation shall be deemed to be the same legal entity as MFG Bermuda.

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 1,200,000,000, of which 1,000,000,000 shares of the par value of $1.00 per share shall be designated as common stock (“Common Stock”) and 200,000,000 shares of the par value of $1.00 per share shall be designated as preferred stock (“Preferred Stock”). Shares of Preferred Stock may be issued in one or more series from time to time by the board of directors, and the board of directors is expressly authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

(a) the distinctive serial designation of such series which shall distinguish it from other series;

(b) the number of shares included in such series;

(c) whether dividends shall be payable to the holders of the shares of such series, and, if so, the basis on which such holders shall be entitled to receive dividends, the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, the form of such dividends, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

(d) whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

(e) the amount or amounts which shall be payable out of the assets of the corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment in respect of the shares of such series;

(f) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed or repurchased, in whole or in part, at the option of the corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

(g) the obligation, if any, of the corporation to purchase or redeem shares of such series pursuant to a sinking fund (and, if so, the terms and amount of such sinking fund) or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(h) whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto;

(i) the right, if any, of the shares of such series to the benefit of conditions or restrictions upon the creation of indebtedness of the corporation or any subsidiary, upon the issuance of any additional shares (including additional shares of such series or any other class or series), upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the corporation or any subsidiary of, any issued shares of the corporation or with respect to any other matter; and

(j) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights, which may provide, among other things, that each share of such series shall carry one vote, or more or less than one vote, per share, and that the holders of the shares of such series shall be entitled to vote on certain matters as a separate class.

Subject to the rights (if any) of the holders of any series of Preferred Stock set forth in a certificate of designations, the number of authorized shares of any class or series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment to this certificate of incorporation that is approved by (a) the board of directors of this corporation and (b) the affirmative vote of the holders of a majority of all outstanding shares of Common Stock and all outstanding shares of Preferred Stock (if any) entitled to vote thereon, with the Common Stock and any such Preferred Stock voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted, and (subject to any such rights set forth in a certificate of designations as aforesaid) no vote of the holders of any class or series of Preferred Stock, voting as a separate class, shall be required therefor.

Except as otherwise required by law or provided in the certificate of designations for the relevant series, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this certificate of incorporation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this certificate of incorporation or pursuant to the DGCL as then in effect.

The corporation has created a series of Preferred Stock designated as “6% Cumulative Convertible Preferred Stock, Series A” (the “Series A Preferred Stock”) and a series of Preferred Stock designated as “9.75% Non-Cumulative Convertible Preferred Stock, Series B” (the “Series B Preferred Stock”). The designations, powers, preferences and other special rights of the Series A Preferred Stock and Series B Preferred Stock, and the qualifications, limitations or restrictions thereof, are set forth in Annex A and Annex B hereto, respectively (and for the purposes of this certificate of incorporation, Annex A and Annex B are deemed to be the certificates of designations for the Series A Preferred Stock and Series B Preferred Stock, respectively). Each certificate of designations for a series of Preferred Stock created pursuant to this certificate of incorporation (including Annex A and Annex B) shall be incorporated by reference in and be deemed part of this certificate of incorporation.

Upon the filing of this certificate of incorporation and the related certificate of domestication of MFG Bermuda with the Secretary of State of the State of Delaware (the “Effective Time”), (i) each common share, $1.00 par value, of MFG Bermuda issued and outstanding immediately prior to the Effective Time shall become and for all purposes be deemed to be one issued and outstanding, fully paid and non-assessable share of Common Stock of MF Global Holdings Ltd., without any action required on the part of the corporation, its stockholders or MFG Bermuda’s shareholders, and any share certificate that, immediately prior to the Effective Time, represented common shares of MFG Bermuda shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the same number of shares of Common Stock, and (ii) each of the 6% Cumulative Convertible Preference Shares, Series A, par value $1.00 per share (the “Series A Preference Shares”), and the 9.75% Non-Cumulative Convertible Preference Shares, Series B, par value $1.00 per share (the “Series B Preference Shares”), of MFG Bermuda issued and outstanding immediately prior to the Effective Time shall become and for all purposes be deemed to be one issued and outstanding, fully paid and non-assessable share of Series A Preferred Stock, or Series B Preferred Stock, as applicable, without any action required on the part of the corporation, its stockholders or MFG Bermuda’s shareholders, and any share certificate that, immediately prior to the Effective Time, represented any share of either of the Series A Preference Shares or Series B Preference Shares of MFG Bermuda shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the same number of shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, of the corporation.

FIFTH. The name and mailing address of the incorporator is Jacqueline M. Giammarco, 717 Fifth Avenue, New York, New York, 10022. The powers of the incorporator are to terminate upon the filing of this certificate of incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the persons who are to serve as the directors of the corporation until the first annual meeting of stockholders of the corporation, or until his or her successor is duly elected and qualified, are: Alison J. Carnwath, Bernard W. Dan, Eileen S. Fusco, Martin Glynn, Edward L. Goldberg, David I. Schamis, Lawrence M. Schloss and Robert S. Sloan, and each of the above named individuals maintains an address at the corporation, 717 Fifth Avenue, New York, New York, 10022.

SIXTH. The by-laws of the corporation may be amended or repealed, and new by-laws may be adopted, by the stockholders of the corporation, but in each case only if such action is approved by the affirmative vote of the holders of not less than 80% of all outstanding shares of stock of the corporation that would be entitled to vote on such action at a meeting of stockholders, whether or not represented and voting at the meeting (with all such shares considered as a single class for this purpose), provided that in each case, if such amendment, repeal or adoption of a new by-law is approved by the board of directors of the corporation, such action need be approved only by the affirmative vote of the holders of a majority of the shares of stock of the corporation that are present in person or represented by proxy at a meeting of stockholders and are entitled to vote and voting on such action (with all such shares considered as a single class for this purpose).

Notwithstanding the foregoing, the board of directors of the corporation is expressly authorized to amend Section 1.11(b) of the by-laws of the corporation as then in effect without the approval of any stockholders, but only as provided in said Section 1.11(b).

SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

EIGHTH. Except with respect to Preferred Stock as provided below, any action required or permitted to be taken by the holders of any class or series of stock of the corporation, including but not limited to the election of directors, may be taken by written consent or consents but only if such consent or consents are signed by all holders of the class or series of stock entitled to vote on such action. Solely with respect to any series of Preferred Stock, the holders of such series may also act by written consent in such manner (if any) as may be provided in the certificate of designations for such series.

NINTH. To the fullest extent permitted by the DGCL as currently in effect or hereafter amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, including (without limitation) with regard to any actions taken or omitted as a director of MFG Bermuda (whether taken or omitted prior to the Effective Time, in connection with the discontinuance of MFG Bermuda in Bermuda or the continuance of MFG Bermuda in the State of Delaware or otherwise). No amendment, modification or repeal of this Article NINTH shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

TENTH. A vote of the stockholders of the corporation shall be required in the event of a merger of the corporation that, but for the provisions of this Article TENTH, could be effected without a vote of stockholders pursuant to Section 251(f) of the DGCL as currently in effect or hereafter amended.

IN WITNESS WHEREOF, I have signed this certificate of incorporation this 4th day of January, 2010.

/s/ Jacqueline M. Giammarco
Jacqueline M. Giammarco

Annex A

CERTIFICATE OF DESIGNATIONS

OF

6% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A

OF

MF GLOBAL HOLDINGS LTD. (THE “COMPANY”)

Section 1.

Designation.

The designation of the series of preferred stock shall be “6% Cumulative Convertible Preferred Stock, Series A” (the “Convertible Preferred Stock”). Each share of Convertible Preferred Stock shall be identical in all respects to every share of Convertible Preferred Stock. The Convertible Preferred Stock will rank equally with Parity Stock, if any, and will rank senior to Junior Stock and will rank junior to Senior Stock, if any, with respect to the payment of dividends and/or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Section 2.

Number of Shares.

The number of authorized shares of Convertible Preferred Stock shall be 3,000,000. That number from time to time may be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Convertible Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors or any duly authorized committee thereof stating that such increase or reduction, as the case may be, has been so authorized. The Company shall have the authority to issue fractions of shares of Convertible Preferred Stock.

Section 3.

Definitions.

As used herein with respect to Convertible Preferred Stock:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this Certificate of Designations, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” has the meaning set forth in Section 22(c).

“Arrearage” shall have the meaning set forth in Section 4(c).

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York are authorized or required by law or regulation to be closed.

“By-laws” means the By-laws of the Company as amended from time to time.

“Certificate of Incorporation” means the certificate of incorporation of the Company as amended from time to time.

“Closing Price” of the Common Stock on any date of determination means the last reported sale price of the Common Stock regular way on such date (or, if no such sale occurs on such date, the average of the reported closing bid and asked prices for such shares regular way on such date) on the Principal Market or, if there is no Principal Market for the Common Stock, the average of the closing bid and asked prices quoted for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or any similar organization, or if such closing prices are not so reported (or if the relevant price or prices required to be used to calculate the Closing Price as provided in this paragraph are not available in the relevant market on such date for any reason, the market price of the Common Stock on such date as determined by a nationally recognized investment banking firm retained by the Company for this purpose).

“Common Stock” means the common stock of the Company, par value $1.00 per share, or any other shares constituting the share capital of the Company into which the common stock shall be reclassified or changed.

“Company” means MF Global Holdings Ltd., a Delaware corporation.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the Convertible Preferred Stock, and its successors and assigns.

“Conversion at the Option of the Company Date” has the meaning set forth in Section 9(c).

“Conversion Date” has the meaning set forth in Section 8(e).

“Conversion Price” at any time means, for each share of Convertible Preferred Stock, a dollar amount equal to $100 divided by the Conversion Rate.

“Conversion Rate” means for each share of Convertible Preferred Stock, 8 shares of Common Stock, subject to adjustment as set forth in Section 10.

“Convertible Preferred Stock” shall have the meaning set forth in Section 1.

“Current Market Price” as of any day means the average of the VWAP per share of the Common Stock on each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-date or other specified date with respect to the issuance or distribution requiring such computation, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10. For the purpose of calculating the Current Market Price in Sections 4(a)(ii), 7 and 9, the 10 consecutive Trading Days shall end on the day before the date in question.

“Depositary” means DTC or its nominee, or any successor depositary appointed by the Company or its nominee.

“Director Acceptance Letter” has the meaning set forth in Section 12(b)(ii).

“DTC” means The Depository Trust Company.

“Exchange Property” has the meaning set forth in Section 11(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Ex-date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other relevant securities trade without the right to receive such issuance or distribution.

“Expiration Date” has the meaning set forth in Section 10(a)(iv).

“Expiration Time” has the meaning set forth in Section 10(a)(iv).

“Freely Tradeable” means, as of any date, with respect to Common Stock issuable upon conversion of the Convertible Preferred Stock, Common Stock for which each of the following conditions is met at the time of issuance of such Common Stock to a Holder hereunder: (i) the Common Stock shall be listed or admitted to trading on the Principal Market and (ii) may be freely resold by the Holder on the Principal Market pursuant to an effective registration statement under the Securities Act (without further public disclosure by the Company) or pursuant to Rule 144 thereunder without regard to the volume and manner of sale requirements of such rule.

“Global Preferred Shares” has the meaning set forth in Section 22(a).

“Holder” means, as to any share of Convertible Preferred Stock, the Person in whose name such share is registered, which may be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of such share for the purpose of making payment and settling the related conversions and for all other purposes. References herein to “holders” of any shares of preferred stock of the Company shall mean, insofar as such shares are shares of Convertible Preferred Stock, the Holders thereof.

“Issue Date” shall have the meaning set forth in Section 4(a)(i).

“Junior Liquidation Stock” shall have the meaning set forth in the definition of “Junior Stock”.

“Junior Stock” means the Common Stock and any other class or series of stock of the Company now existing or hereafter authorized over which the Convertible Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company. Junior Stock over which the Convertible Preferred Stock has preference or priority in such distribution of assets is herein called “Junior Liquidation Stock”.

“Liquidation Preference” shall have the meaning set forth in Section 5(a). References to the “liquidation preference” of any preferred stock of the Company shall mean the Liquidation Preference if such preferred stock is Convertible Preferred Stock.

“Market Disruption Event” means, on any day when the Common Stock is listed or admitted to trading or quoted on a securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), any of the following events that occurs or continues to exist on such day:

(i) any suspension of, or limitation imposed on, trading by the Principal Market during the one-hour period prior to the close of trading for the regular trading session (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session) on the Principal Market on such day, and whether by reason of movements in price exceeding limits permitted by the Principal Market, or otherwise, relating to the Common Stock (specifically or among other shares generally) or to futures or options contracts relating to the Common Stock (specifically or among other shares generally) on the Principal Market;

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants, during the one-hour period prior to the close of trading for the regular trading session (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session) on the Principal Market on such day, to effect transactions in, or obtain market values for, the Common Stock (specifically or among other shares generally) on the Principal Market on such day or to effect transactions in, or obtain market values for, futures or options contracts relating to the Common Stock (specifically or among other shares generally) on the Principal Market on such day; or

(iii) the principal exchange or quotation facility (whether or not the Principal Market) on which futures or options contracts relating to the Common Stock are listed or admitted to trading or quoted fails to open, or closes prior to its respective scheduled closing time, for the regular trading session on such day (without regard to after hours or any other trading outside of the regular trading session hours), unless such earlier closing time is announced by such exchange or facility at least one hour prior to the earlier of (A) the actual closing time for the regular trading session on such day and (B) the submission deadline for orders to be entered into such exchange or facility for execution at the actual closing time on such day.

“Nonpayment” shall have the meaning set forth in Section 12(b)(i).

“Notice of Conversion at the Option of the Company” has the meaning set forth in Section 9(c).

“Officer” means the Chief Executive Officer, the Deputy Chief Executive Officer, the Chief Operating Officer, the Chief Administrative Officer, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the General Counsel and Corporate Secretary and any Assistant Secretary of the Company.

“Officers’ Certificate” means a certificate signed (i) by the Chief Executive Officer, the Deputy Chief Executive Officer, the Chief Operating Officer, the Chief Administrative Officer, the Chief Financial Officer, the Controller or the Chief Accounting Officer, and (ii) by the Treasurer, any Assistant Treasurer, the General Counsel, Corporate Secretary or any Assistant Secretary of the Company, and delivered to the Conversion Agent.

“Original Liquidation Preference” means $100 per share.

“Parity Dividend Stock” shall have the meaning set forth in the definition of “Parity Stock”.

“Parity Liquidation Stock” shall have the meaning set forth in the definition of “Parity Stock”.

“Parity Stock” means any class or series of stock of the Company hereafter authorized that ranks equally with the Convertible Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Company. Parity Stock so ranking equally in the payment of dividends is herein called “Parity Dividend Stock”. Parity Stock so ranking equally in such distribution of assets is herein called “Parity Liquidation Stock”.

“Participating Dividends” shall have the meaning set forth in Section 4(b).

“Person” means a legal person, including any individual, company, corporation, estate, body corporate, partnership, limited liability company, trust, joint venture, association or other legal entity.

“Preferred Stock Director” has the meaning set forth in Section 12(b)(i).

“Principal Market” means, with respect to any day on which the Common Stock is listed or admitted to trading or quoted on any securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), the principal such exchange or facility on which the Common Stock is so listed or admitted or so quoted.

“Purchased Stock” has the meaning set forth in Section 10(a)(iv).

“Quarterly Dividend Payment Date” shall have the meaning set forth in Section 4(a).

“Quarterly Dividend Period” shall have the meaning set forth in Section 4(a). References herein to “dividend periods” of any preferred stock of the Company shall mean, insofar as such shares are Convertible Preferred Stock, the Quarterly Dividend Period.

“Quarterly Dividend Record Date” shall have the meaning set forth in Section 4(a).

“Quarterly Dividends” has the meaning set forth in Section 4(a).

“Record Date” has the meaning set forth in Section 10(d).

“Registrar” means the Transfer Agent acting in its capacity as registrar for the Convertible Preferred Stock, and its successors and assigns.

“Registration Agreement” means the Registration Rights Agreement, dated as of July 18, 2008, between the Company and J.C. Flowers II L.P.

“Regulatory Entities” means all governmental or self-regulatory authorities in the United States, Bermuda, the United Kingdom or elsewhere having jurisdiction over the Company or any of its Subsidiaries.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Stock” means any class or series of stock of the Company now existing or hereafter authorized that has preference or priority over the Convertible Preferred Stock as to the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Subsidiary” of any Person means those corporations, associations and other entities of which such Person owns or controls more than 50% of the outstanding equity securities either directly or through entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

“Trading Day” means, for purposes of determining a VWAP or Closing Price per share of Common Stock, a day on which the Principal Market is open for the transaction of business and on which a Market Disruption Event does not occur or exist, or if the shares of Common Stock are not listed or admitted to trading and are not quoted on any securities exchange or quotation facility, a Business Day.

“Transfer Agent” means Computershare Trust Company, N.A. acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Convertible Preferred Stock, and its successors and assigns.

“Trust” shall have the meaning set forth in Section 6(d).

“Voting Holders” shall have the meaning set forth in Section 12(b)(i).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average sale price per share of Common Stock on the Principal Market as displayed under the heading Bloomberg VWAP on Bloomberg page “MF Equity VWAP” (or any appropriate successor page) in respect of the period from the open of trading until the close of trading on the Principal Market on such Trading Day (or if such volume-weighted average price is unavailable or not provided for any reason, or there is no Principal Market for the Common Stock, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm retained for this purpose by the Company). When used with respect to any other securities, “VWAP” shall have the meaning set forth above with references to the price per share of Common Stock meaning the price per unit of such other securities, with references to Bloomberg page “MF Equity VWAP” meaning the applicable Bloomberg page displaying the volume-weighted average sale price per unit of such securities and references to the Principal Market meaning the principal exchange or other market in which such securities are then listed, quoted or traded. The VWAP during any period should be appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii) references to “$” or “dollars” means the lawful coin or currency of the United States of America; and

(iii) references to “Section” are references to Sections of this Certificate of Designations.

Section 4.

Dividends.

(a) Quarterly Dividends.

(i) Holders shall be entitled to receive, if, as and when declared by the Board of Directors or any duly authorized committee thereof, out of assets legally available for the payment of dividends under Delaware law, cumulative cash dividends on the Original Liquidation Preference at a rate per annum equal to 6%, payable quarterly in arrears (the “Quarterly Dividends”) on each February 15, May 15, August 15 and November 15, commencing on August 15, 2008; provided, however, if any such day is not a Business Day, then payment of any Quarterly Dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, unless that day falls in the next calendar year, in which case payment of such Quarterly Dividend will occur on the immediately preceding Business Day (each such day on which Quarterly Dividends are payable, after giving effect to this proviso if applicable, a “Quarterly Dividend Payment Date”). The period from and including the date of issuance of the Convertible Preferred Stock (the “Issue Date”) or any Quarterly Dividend Payment Date to, but excluding, the next Quarterly Dividend Payment Date is a “Quarterly Dividend Period “. (It is understood that the number of days on which Quarterly Dividends may accrue in any Quarterly Dividend Period may increase or decrease pursuant to the proviso in the second preceding sentence, but no interest or other payment shall be due in respect of any payment date deferral pursuant to such proviso.) The Quarterly Dividends shall begin to accumulate on the Issue Date and shall be deemed to accumulate from day to day whether or not earned or declared until paid. The record date for payment of Quarterly Dividends on the Convertible Preferred Stock will be the first day of the calendar month during which the Quarterly Dividend Payment Date falls or such other record date, if any, as may be fixed by the Board of Directors or any duly authorized committee thereof that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Payment Date (a “Quarterly Dividend Record Date”). Any such day that is a Quarterly Dividend Record Date will be a Quarterly Dividend Record Date whether or not such day is a Business Day. The amount of Quarterly Dividends payable will be computed on the basis of a 360-day year of twelve 30-day months.

(ii) Quarterly Dividends, may, at the option of the Company, be paid in cash or by issuing fully paid and non-assessable shares of Common Stock or by a combination thereof. If the Company elects to pay Quarterly Dividends in Common Stock, the number of shares of Common Stock to be paid in respect of such Quarterly Dividends will be calculated by dividing the amount of such payment by 95% of the Current Market Price as of the date such payment is made.

(b) Participating Dividends. Holders shall be entitled to participate in any dividends paid on outstanding Common Stock in an amount equal, for each share of Convertible Preferred Stock, to the amount of such dividends as would be paid on the largest number of shares of Common Stock into which such share of Convertible Preferred Stock could be converted on the date of payment of such dividends on the outstanding Common Stock, assuming such converted Common Stock was outstanding on the applicable record date for such dividend (“Participating Dividends”). Each Participating Dividend will be paid on the day that the corresponding dividend on the outstanding Common Stock is paid. However, no dividend or other distribution on outstanding Common Stock shall give rise to a Participating Dividend if it consists solely of Junior Stock (where the powers, preferences and rights of the dividend shares are substantially the same as those of the shares on which the dividend is being paid) and gives rise to an adjustment of the Conversion Rate pursuant to Section 10. The record date for payment of the Participating Dividends on the Convertible Preferred Stock will be the record date for the payment of the corresponding dividend on the outstanding Common Stock as fixed by the Board of Directors or any duly authorized committee thereof. The Company has no obligation whatsoever to declare or pay any dividends on outstanding Common Stock with respect to any or all periods, and no obligation to pay Participating Dividends except to the extent, if any, that it has declared and paid dividends on outstanding Common Stock as provided above.

(c) Cumulative Dividends. Quarterly Dividends on the Convertible Preferred Stock shall be cumulative, and from and after any Quarterly Dividend Payment Date on which any dividend or any payment upon redemption or conversion that has accumulated or been deemed to have accumulated through such date has not been paid in full (the “Arrearage”), additional dividends shall accumulate in respect of the Arrearage at the rate per annum of 6%. Such additional dividends in respect of any Arrearage shall be deemed to accumulate quarterly on each Quarterly Dividend Payment Date whether or not earned or declared until the Arrearage is paid, shall be calculated as of such Quarterly Dividend Payment Date and shall constitute additional Arrearage from and after such Quarterly Dividend Payment Date to the extent not paid on such Quarterly Dividend Payment Date. References in any Article herein to dividends that have “accumulated” or that have been deemed to have accumulated with respect to the Convertible Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences.

(d) Priority of Dividends. So long as any Convertible Preferred Stock remains issued and outstanding, the Company will not, and will cause its Subsidiaries not to, declare, pay or set apart funds for any dividends or other distributions with respect to any Junior Stock or redeem, repurchase or otherwise acquire, or make a liquidation payment relating to, any Junior Stock, or make any guarantee payment with respect thereto, in any case during or in respect of any Quarterly Dividend Period, unless full dividends (including any Arrearage and dividends accumulated in respect thereof) have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment of those dividends has been set apart for such payment) on the Convertible Preferred Stock for all Quarterly Dividend Periods terminating on or prior to the date of such declaration, payment, repurchase, redemption or acquisition; provided, however, that the foregoing restriction will not apply to:

(i) purchases, redemptions or other acquisitions of Junior Stock (and the payment of cash in lieu of fractional shares in connection therewith) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants of the Company or any Subsidiary;

(ii) purchases of Common Stock pursuant to a contractually binding requirement (which the Company is not entitled to lawfully terminate) to buy shares existing prior to the commencement of the then-current Quarterly Dividend Period, including under a contractually binding stock repurchase plan;

(iii) as a result of an exchange or conversion of any class or series of Junior Stock for any other class or series of Junior Stock;

(iv) the purchase of fractional interests in Junior Stock pursuant to the conversion or exchange provisions of such Junior Stock or the security being converted or exchanged; or

(v) the purchase of Junior Stock by a broker or dealer subsidiary of the Company in connection with market-making or other secondary market activities in the ordinary course of the business of such subsidiary.

The foregoing restriction, however, will not apply to any dividends paid in the form of Junior Stock where the powers, preferences and rights of the dividend shares are substantially the same as those of the shares on which the dividend is being paid.

For so long as any shares of Convertible Preferred Stock remain issued and outstanding, if full dividends (including any Arrearage and dividends accumulated in respect thereof) are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) for any Quarterly Dividend Period on the Convertible Preferred Stock and any Parity Dividend Stock, dividends declared on the Convertible Preferred Stock and such Parity Dividend Stock shall only be declared pro rata based upon the respective amounts that would have been paid on the Convertible Preferred Stock and such Parity Dividend Stock had dividends (including any Arrearage and dividends accumulated in respect thereof) been declared and paid in full.

Subject to the foregoing, such dividends payable in cash, shares or otherwise as may be determined by the Board of Directors, or any duly authorized committee thereof, may be declared and paid on any Junior Stock and Parity Stock from time to time out of any assets legally available for such payment, and (except for Participating Dividends as provided in Section 4(b)) Holders will not be entitled to participate in those dividends.

Section 5.

Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Liquidation Stock and subject to the rights of the holders of any class or series of securities ranking senior to or on parity with Convertible Preferred Stock upon liquidation and the rights of the Company’s creditors, to receive in full in respect of each share of Convertible Preferred Stock a liquidating distribution in the amount of the greater of (x) the Original Liquidation Preference plus all accumulated and unpaid dividends in respect of such share, whether or not declared (including Arrearage and dividends accumulated in respect thereof) to, but excluding, the date fixed for liquidation, dissolution or winding up (the “Liquidation Preference”) and (y) the amount the Holders would have received if such Holders converted all of their Convertible Preferred Stock pursuant to Section 7 hereof on the date fixed for liquidation, dissolution or winding up. Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5. For the avoidance of doubt, the Liquidation Preference does not include any Participating Dividends.

(b) Partial Payment. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the assets of the Company are not sufficient to pay the liquidating distributions payable with respect to the Convertible Preferred Stock and the Parity Liquidation Stock, the amounts paid to the Holders and to the holders of all Parity Liquidation Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled.

(c) Residual Distributions. If the respective aggregate liquidating distributions to which all Holders and all holders of any Parity Liquidation Stock are entitled have been paid, the holders of Junior Liquidation Stock shall be entitled to receive all remaining assets of the Company according to their respective rights and preferences.

(d) Consolidation, Merger and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or other disposition (for cash, stock, securities or other consideration) of all or substantially all of the assets of the Company shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, nor shall the consolidation, merger, binding share exchange or reclassification or any similar transaction involving the Company (whether or not the Company is the surviving or resulting entity) be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company.

Section 6.

Redemption.

(a) Optional Redemption. The Company, at the option of its Board of Directors or any duly authorized committee thereof, may redeem out of funds legally available therefor, in whole or in part, the Convertible Preferred Stock at the time issued and outstanding, on any one or more Quarterly Dividend Payment Dates on or after May 15, 2013, upon notice given as provided in Section 6(b) below, and at a redemption price equal to the Liquidation Preference (calculated as if the date of redemption was the date fixed for liquidation, dissolution or winding up); provided that the Company shall only be entitled to redeem the Convertible Preferred Stock of any Holder if such redemption is treated (in the Company’s reasonable determination after due inquiry) with respect to such Holder as a distribution in exchange for such Holder’s Convertible Preferred Stock within the meaning of Section 302(a) of the Internal Revenue Code of 1986, as amended.

Notwithstanding the foregoing, the Company, at the option of its Board of Directors or any duly authorized committee thereof, may redeem out of funds legally available therefor, at any time, in whole but not in part, the Convertible Preferred Stock at the time issued and outstanding if the aggregate Liquidation Preference of such shares is equal to 10% or less of the aggregate Liquidation Preference of all Convertible Preferred Stock originally issued by the Company, upon notice as provided in Section 6(b) below, and at a redemption price equal to the Liquidation Preference (calculated as if the date of redemption was the date fixed for liquidation, dissolution or winding up).

(b) Notice of Redemption. Notice of every redemption of the Convertible Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the Holders of such shares to be redeemed at their respective last addresses appearing on the register of stockholders of the Company. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Section 6(b) shall be conclusively presumed to have been duly given, whether or not any Holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of the Convertible Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other Convertible Preferred Stock. Each notice shall state:

(i) the redemption date;

(ii) the number of shares of Convertible Preferred Stock to be redeemed and, if fewer than all the shares of a Holder are to be redeemed, the number of such shares to be redeemed;

(iii) the redemption price;

(iv) the place or places where the certificates for such shares are to be surrendered for payment of the redemption price; and

(v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date.

Notwithstanding the foregoing, if the Convertible Preferred Stock is held in book-entry form through a Depositary, the Company may give such notice in any manner permitted by the Depositary.

(c) Partial Redemption. In case of any redemption of only part of the Convertible Preferred Stock at the time issued and outstanding, the shares of Convertible Preferred Stock to be redeemed shall be selected pro rata from the Holders in proportion to the number of shares of Convertible Preferred Stock held by such Holders, by lot or in such other manner as the Board of Directors or any duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions of this Section 6, the Board of Directors or any duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which the Convertible Preferred Stock shall be redeemed from time to time.

(d) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Company, separate and apart from its other assets, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, or deposited by the Company with a bank or trust company selected by the Board of Directors or any duly authorized committee thereof in trust for the pro rata benefit of the Holders of the shares called for redemption (the “Trust”), then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be issued and outstanding, all dividends with respect to such shares shall cease to accumulate on such redemption date and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption from the Trust at any time after the redemption date from the funds so deposited, without interest. The Company shall be entitled to receive, from time to time, from the Trust any interest accrued on such funds, and the Holders of any shares called for redemption shall have no claim to any such interest. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Company, and in the event of such repayment to the Company, the Holders of the shares so called for redemption shall be deemed to be unsecured creditors of the Company for an amount equivalent to the amount deposited as stated above for the redemption of such shares and so repaid to the Company, but shall in no event be entitled to any interest.

(e) Conversion Prior to Redemption. If the Convertible Preferred Stock has been called for redemption, a Holder will be entitled to convert the Convertible Preferred Stock from the date of notice of the redemption until the close of business on the second Business Day immediately preceding the date of redemption.

(f) Reduction of Share Capital. Any redemption of Convertible Preferred Stock under this Section 6 shall not be taken as reducing the amount of the Company’s authorized share capital.

Section 7.

Right of the Holders to Convert.

Each Holder shall have the right, at such Holder’s option (including after a notice of redemption has been given but prior to the date of actual redemption), to convert all or any portion of such Holder’s Convertible Preferred Stock at any time into (a) Common Stock at the then-applicable Conversion Rate per share of Convertible Preferred Stock (subject to the conversion procedures of Section 8), plus cash in lieu of fractional shares plus (b) cash, fully paid and non-assessable Common Stock or a combination thereof (which determination shall be made at the option of the Company) in respect of any and all accumulated and unpaid dividends on the Convertible Preferred Stock so converted, whether or not declared (including Arrearage and dividends accumulated in respect thereof) to, but excluding, the applicable Conversion Date, provided that if the Company elects to pay any or all such dividends in Common Stock the number of shares of Common Stock to be distributed in respect thereof will be calculated by dividing the amount of such dividend payment by 95% of the Current Market Price as of the Conversion Date.

Section 8.

Conversion Procedures.

(a) Conversion Date. Effective immediately prior to the close of business on any applicable Conversion Date, dividends shall no longer be declared on any such converted Convertible Preferred Stock and such Convertible Preferred Stock shall cease to be issued and outstanding, in each case, subject to the right of Holders to receive any payments to which they are entitled pursuant to the terms hereof.

(b) Rights Prior to Conversion. No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any applicable Conversion Date. Prior to the close of business on any applicable Conversion Date, Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any Convertible Preferred Stock shall not be deemed issued and outstanding for any purpose, and Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding Convertible Preferred Stock; provided that nothing in this Section 8(b) shall be deemed to restrict or limit the rights of Holders under the terms of the Convertible Preferred Stock themselves, including the voting rights set forth in Section 12 and the rights to dividends and liquidating distributions set forth in Section 4 and Section 5, respectively.

(c) Reacquired Shares. Convertible Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Company, will resume the status of authorized and unissued shares of preferred stock without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

(d) Record Holder as of Conversion Date. The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of the Convertible Preferred Stock shall be treated for all purposes as the record holder(s) of such Common Stock and/or securities as of the close of business on any applicable Conversion Date. In the event that a Holder shall not by written notice designate the name in which Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of Convertible Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company or, in the case of global certificates, through book-entry transfer through the Depositary.

(e) Conversion Procedure. On the date of any conversion, if a Holder’s interest is in certificated form, a Holder must do each of the following in order to convert:

(i) complete and manually sign the conversion notice provided by the Conversion Agent, or a facsimile of the conversion notice, and deliver this notice to the Conversion Agent, provided that such notice may, pursuant to a written notice thereunder be made contingent upon (but only upon) the successful completion of any registered public offering of the Common Stock to be issued on such conversion that is being conducted pursuant to the Registration Agreement at such time and such notice shall in all other respects be irrevocable;

(ii) surrender the shares of Convertible Preferred Stock to the Conversion Agent;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any share transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 23.

If a Holder’s interest is a beneficial interest in a global certificate representing Convertible Preferred Stock, in order to convert a Holder must comply with clauses (iii) and (iv) listed above and comply with the Depositary’s procedures for converting a beneficial interest in a global security. The date on which a Holder complies with the applicable procedures in this Section 8(e) is the “Conversion Date”; provided that, if such date is not a Business Day or such compliance does not occur prior to the close of business on such date, the Conversion Date shall be the next Business Day. The Conversion Agent shall, on a Holder’s behalf, convert the Convertible Preferred Stock into Common Stock, in accordance with the terms of the notice delivered by such Holder described in clause (i) above (or otherwise pursuant to any applicable Depositary procedures).

Section 9.

Conversion at the Option of the Company.

(a) Company Conversion Right. At any time or from time to time on or after May 15, 2013 if, for any 20 Trading Days (whether or not consecutive) within a period of thirty (30) consecutive Trading Days ending on the Trading Day preceding the date the Company delivers a Notice of Conversion at the Option of the Company, the Closing Price of the Common Stock exceeds 125% of the then-applicable Conversion Price of the Convertible Preferred Stock, the Company shall have the right, at its option, to cause some or all of the Convertible Preferred Stock to be converted into (a) Common Stock at the then-applicable Conversion Rate, plus cash in lieu of fractional shares, plus (b) cash, fully paid and non-assessable Common Stock or a combination thereof (which determination shall be made at the option of the Company) in respect of any and all accumulated and unpaid dividends on the Convertible Preferred Stock so converted, whether or not declared (including Arrearage and A-16 dividends accumulated in respect thereof) to, but excluding, the Conversion at the Option of the Company Date; provided that if the Company elects to pay any or all such dividends in Common Stock the number of shares of Common Stock to be distributed in respect thereof will be calculated by dividing the amount of such dividend payment by 95% of the Current Market Price as of the Conversion at the Option of the Company Date. On the date the Company delivers a Notice of Conversion at the Option of the Company all Common Stock issued upon such conversion is Freely Tradeable and may be immediately resold by the Holder at such time and for a period of no less than 30 days thereafter without restriction under any trading policies that might otherwise be applicable to such Holder by virtue of its having designees on the Board of Directors or otherwise.

(b) Partial Conversion. If the Company elects to cause less than all the Convertible Preferred Stock to be converted under Section 9(a), the Conversion Agent shall select the Convertible Preferred Stock to be converted on a pro rata basis. If the Conversion Agent selects a portion of a Holder’s Convertible Preferred Stock for partial conversion at the option of the Company and such Holder converts a portion of its Convertible Preferred Stock, the converted portion will be deemed to be the portion selected for conversion at the option of the Company under this Section 9.

(c) Conversion Procedure. In order to exercise the conversion right described in this Section 9 the Company shall provide notice of such conversion to each Holder (such notice, a “Notice of Conversion at the Option of the Company”). The Conversion Date shall be a date selected by the Company (the “Conversion at the Option of the Company Date”) and shall be no more than 20 days after the date on which the Company provides such Notice of Conversion at the Option of the Company. In addition to any information required by applicable law or regulation, the Notice of Conversion at the Option of the Company shall state, as appropriate:

(i) the Conversion at the Option of the Company Date;

(ii) the number of shares of Common Stock to be issued upon conversion of each share of the Convertible Preferred Stock and, if fewer than all the shares of a Holder are to be converted, the number of the Holder’s shares to be converted;

(iii) in reasonable detail, the calculations and supporting data used by the Company in its determination that it had the right to effect such conversion; and

(iv) the total number of shares of Convertible Preferred Stock to be converted.

Notwithstanding the foregoing, (x) if the shares of Convertible Preferred Stock are held in book-entry form through a Depositary, the Company may give such notice in any manner permitted by the Depositary and (y) the Holder shall have the right to exercise its right to convert pursuant to Section 7 hereof at any time prior to the Conversion at the Option of the Company Date, and the exercise by the Holder of such right shall supersede and prevail over the exercise by the Company of its rights under this Section 9.

Section 10.

Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Rate will be subject to adjustment, without duplication, under the following circumstances:

(i) the issuance of Common Stock as a dividend, bonus shares or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x (OS 1 / OS 0 )

where,

CR 0	=	the Conversion Rate in effect at the close of business on the Record Date

CR 1	=	the Conversion Rate in effect immediately after the Record Date

OS 0	=	the number of shares of Common Stock issued and outstanding at the close of business on the Record Date prior to giving effect to such event

OS 1	=	the number of shares of Common Stock that would be issued and outstanding immediately after, and solely as a result of, such event

(ii) the issuance to all holders of Common Stock of rights or warrants (including convertible securities) entitling them for a period expiring 60 days or less from the date of issuance of such rights or warrants to purchase Common Stock at an exercise price per share less than (or having a conversion price per share less than) the lower of (1) the Conversion Price and (2) the Current Market Price as of the Record Date, in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x (OS 0 + X) / (OS 0 + Y)

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

OS 0 = the number of shares of Common Stock issued and outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights (or upon conversion of such securities)

Y	=	the aggregate price payable to exercise such rights (or the aggregate conversion price for such securities paid upon conversion) divided by the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights

However, the Conversion Rate will be readjusted to the extent that any such rights or warrants are not exercised prior to their expiration; provided that such readjustment shall not have any effect on shares of Convertible Preferred Stock that had been converted prior to such readjustment or on the Common Stock issued pursuant thereto, and such readjustment shall apply only to such Convertible Preferred Stock that remains outstanding at the time of such readjustment.

(iii) the dividend or other distribution to all holders of Common Stock of shares of the Company (other than Common Stock), rights or warrants (including convertible securities) to acquire shares of the Company or evidences of its indebtedness or its assets (excluding any dividend, distribution or issuance covered by clause (i) or (ii) above or (iv) below or that gives rise to a Participating Dividend) in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x [SP 0 / (SP 0 – FMV)]

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

SP 0 = the Current Market Price as of the Record Date

FMV	=	the fair market value (as reasonably determined by the Board of Directors) on the Record Date of the shares of the Company, rights or warrants, or evidences of indebtedness or assets so distributed, expressed as an amount per share of Common Stock

However, if the transaction that gives rise to an adjustment pursuant to this clause (iii) is one pursuant to which the payment of a dividend, bonus shares or other distribution on the Common Stock consists of shares of, or similar equity interests in, a Subsidiary or other business unit of the Company ( e.g. , a spin-off), or consists of any other securities, that are, or, when issued, will be, traded on a securities exchange or quoted on a quotations facility in the U.S. or elsewhere, then the Conversion Rate will instead be adjusted based on the following formula:

CR 1 = CR 0 x (FMV 0 + MP 0 ) / MP 0

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

FMV 0	=	the average of the VWAP of the shares, similar equity interests or other securities distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such shares, similar equity interests or other securities on the principal exchange or other market on which they are then listed, quoted or traded

MP 0	=	the average of the VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the principal exchange or other market on which Common Stock is then listed or quoted

(iv) the Company or one or more of its Subsidiaries make purchases of Common Stock pursuant to a tender or exchange offer by the Company or a Subsidiary of the Company for Common Stock to the extent (as reasonably determined by the Board of Directors) that the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x [[FMV + (SP 1 x OS 1 )] / (SP 1 x OS 0 )]

where,

CR 0 = the Conversion Rate in effect at the close of business on the Expiration Date

CR 1 = the Conversion Rate in effect immediately after the Expiration Date

FMV	=	the fair market value (as reasonably determined by the Board of Directors), on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Stock”)

OS 1	=	the number of shares of Common Stock issued and outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Time”) (treating all Purchased Stock as outstanding at the Expiration Time), less any Purchased Stock

OS 0	=	the number of shares of Common Stock issued and outstanding at the Expiration Time, including any Purchased Stock

SP 1	=	the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days commencing on the Trading Day immediately after the Expiration Date.

(b) Calculation of Adjustments. Each adjustment to the Conversion Rate shall be calculated by the Company as soon as reasonably practicable after the event requiring such adjustment has been consummated (and all factors necessary to calculate such adjustment are known), in each case to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). Notwithstanding anything herein to the contrary, except in the case of a combination or reverse stock split of Common Stock pursuant to Section 10(a)(i), in no case will any adjustment be made if it would result in a decrease to the then effective Conversion Rate. No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such minor adjustments that are not required to be made, and are not made, will be carried forward and taken into account in any subsequent adjustment; and provided further that any such adjustment of less than one percent that has not been made will be made upon (x) the date of any notice of redemption of the Convertible Preferred Stock in accordance with the provisions hereof and (y) any Conversion Date.

(c) When No Adjustment Required.

(i) Except as otherwise provided in this Section 10, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing or for the repurchase of Common Stock.

(ii) No adjustment of the Conversion Rate need be made as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights; (C) the exercise or redemption of the rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights, in each case, pursuant to the Company’s shareholder rights plan existing on the date hereof, as amended, modified or supplemented from time to time, or any newly adopted shareholder rights plans; provided, however, that to the extent that the Company has a shareholder rights plan in effect on a Conversion Date (including the Company’s rights plan existing on the date hereof), the Holder shall receive, in addition to the Common Stock, the rights under such rights plan, unless (for the existing plan or a future plan with substantially similar provisions), prior to any such Conversion Date, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company made a distribution to all holders of Common Stock or evidences of its indebtedness or its assets as described in Section 10(a)(iii), subject to readjustment in the event of the expiration, termination or redemption of the rights.

(iii) No adjustment to the Conversion Rate need be made:

(A) upon the issuance of any Common Stock pursuant to any present or future customary plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment, at market prices, of additional optional amounts in Common Stock; or

(B) upon the issuance of any Common Stock or options or rights to purchase Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or other Affiliates.

(iv) No adjustment to the Conversion Rate will be made to the extent that such adjustment would result in the Conversion Price being less than the par value of the Common Stock.

(v) Notwithstanding any other provision herein to the contrary, no adjustment shall be made in respect of an event otherwise requiring an adjustment under this Section 10, except to the extent such event is actually consummated.

(vi) No adjustment shall be made in respect of any dividend or other distribution giving rise to a Participating Dividend.

(d) Record Date. For purposes of this Section 10, “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(e) Successive Adjustments. After an adjustment to the Conversion Rate under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to such Conversion Rate as so adjusted.

(f) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 10 under more than one subsection hereof, such event, to the extent taken into account in any adjustment, shall not result in any other adjustment hereunder.

(g) Other Adjustments. The Company may, but shall not be required to, make such increases in the Conversion Rate, in addition to those required by this Section 10, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes or for any other reason.

(h) Notice of Adjustments. Whenever a Conversion Rate is adjusted as provided under this Section 10, the Company shall within 10 Business Days following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, within 10 Business Days after becoming so aware) or, if the Company makes an adjustment pursuant to Section 10(g), within 10 Business Days after such adjustment:

(i) compute the adjusted applicable Conversion Rate in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officers’ Certificate setting forth such adjusted applicable Conversion Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.

(i) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the applicable Conversion Rate or with respect to the nature, extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officers’ Certificate delivered pursuant to Section 10(h) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property, that may at the time be issued or delivered with respect to any Convertible Preferred Stock; and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Convertible Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

(j) Fractional Shares. No fractions of shares of Common Stock will be issued to holders of the Convertible Preferred Stock upon conversion. In lieu of fractional shares otherwise issuable, holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock, calculated on an aggregate basis in respect of the Convertible Preferred Stock being converted, multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date.

Section 11.

Adjustment for Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any consolidation, merger, binding share exchange or reclassification involving the Company in which all or substantially all outstanding shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another Person; or

(ii) the completion of any sale or other disposition in one transaction or a series of transactions of all or substantially all the assets of the Company to another Person;

each of which is referred to as a “Reorganization Event,” each share of Convertible Preferred Stock issued and outstanding immediately prior to such Reorganization Event will, without the consent of the holders of the Convertible Preferred Stock, become convertible into the kind and amount of securities, cash and other property, if any (the “Exchange Property”), receivable in such Reorganization Event (without any interest thereon, and, subject to any right of the Holder to receive Participating Dividends, without any right to dividends or distributions thereon that have a record date that is prior to the applicable Conversion Date) per share of Common Stock by a holder of Common Stock that is not a Person with which the Company effected such consolidation, merger, binding share exchange or reclassification, or to which such sale or other disposition was made, as the case may be (each of the Company and any such other Person, a “Constituent Person”), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates and non-Affiliates of the Company; provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person other than a Constituent Person or an Affiliate thereof (due to elections or otherwise), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock (other than Constituent Persons and Affiliates thereof) that affirmatively make an election (or of all such holders if none make an election) (and if holders of Common Stock (other than Constituent Persons and their Affiliates) may elect the kind and amount of securities, cash and other property so receivable, each Holder shall have the same election right with respect to the Exchange Property receivable upon conversion after the Reorganization Event, provided such Holder notifies the Company of its election in writing prior to the Reorganization Event). On each Conversion Date following a Reorganization Event, the Conversion Rate then in effect will be applied to the Exchange Property received per share of Common Stock, as determined in accordance with this Section 11.

(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any securities of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, within 20 days after the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kinds and amounts of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

Section 12.

Voting Rights.

(a) General. The Holders shall not be entitled to vote on, consent to or take any other action with respect to any matter, whether pursuant to this Certificate of Designations, the Certificate of Incorporation, the By-laws or otherwise, except as set forth in Section 12(b), 12(c) or 12(d) below or as required by Delaware law.

(b) Special Voting Right.

(i) Voting Right. If and whenever dividends on the Convertible Preferred Stock, or on any other class or series of Parity Dividend Stock, have not been paid in an aggregate amount equal, as to any particular class or series, to at least six quarterly dividend periods, whether consecutive or not (a “Nonpayment”), (A) the Board of Directors shall resolve to increase the number of directors constituting the Board of Directors by two and nominate two individuals as directors to fill such new vacancies and (B) the Holders, together with the holders of any and all classes and series of Parity Dividend Stock having “like voting rights” (i.e., being similarly A-22 entitled to vote for two additional directors at such time) (the Holders and any such other holders, collectively, the “Voting Holders”), shall have the right, voting separately as a single class without regard to class or series (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to the exclusion of the holders of Common Stock, to elect to the Board of Directors two additional directors from among such nominees, in the manner provided in this Section 12(b). Each such director elected by the Voting Holders pursuant to this Section 12(b) is herein called a “Preferred Stock Director.” At no time shall the Board of Directors include more than two Preferred Stock Directors.

(ii) Nomination. At any time when the Voting Holders are entitled to elect a Preferred Stock Director pursuant to this Section 12(b), any one or more of the Holders holding at least a majority in aggregate Liquidation Preference of the Convertible Preferred Stock then issued and outstanding and entitled to nominate under the terms of such shares, and/or any one or more holders of any other class or series of Parity Dividend Stock having like voting rights then issued and outstanding, shall have the right to recommend individuals to the Company to serve as Preferred Stock Directors. Such recommendations shall be in writing and shall be accompanied by a Director Acceptance Letter in the form attached hereto as Exhibit B (“Director Acceptance Letter”), from and signed by each such recommended individual and such background and other information about each such individual as the Company may reasonably request to ensure compliance with applicable disclosure and other considerations pursuant to applicable law and customary practice. The Board of Directors (excluding Preferred Stock Directors) will nominate the individuals so recommended for each Preferred Stock Director to be elected. The Board of Directors shall submit each recommended individual who it nominates pursuant to this Section 12(b)(ii) to the Voting Holders for election as a Preferred Stock Director as provided below.

(iii) Election; Vacancy. The election of the Preferred Stock Directors by the Voting Holders may take place at any general meeting of stockholders, or at any special meeting of Voting Holders held separately from other stockholders, or by means of a written resolution of the Voting Holders in lieu of a meeting thereof, in each case as the Board of Directors may determine in its reasonable discretion. The Preferred Stock Directors shall be so elected by a plurality of the votes cast at the relevant meeting (or, if the election is effected by written resolution, by the Voting Holders constituting a quorum, which shall also be the required voting threshold for purposes of such a written resolution), in each case whether or not the number of nominees exceeds the number of individuals to be elected. Each of the Preferred Stock Directors elected hereunder shall serve as a director until the next annual meeting of stockholders, or until the earlier of such time as he or she resigns, retires, dies or is removed or the special voting right pursuant to this Section 12(b) terminates. The Board of Directors shall nominate individuals to succeed such individuals as the Preferred Stock Directors, in each case from among recommendations of the Voting Holders, all as provided in Section 12(b)(ii) provided that such recommendations may include any such individuals whose service has ended and, in lieu of selecting nominees from any such recommendations, the Board of Directors may, in its discretion, nominate any or both of such individuals whose service has ended (if willing to serve) for another term as a Preferred Stock Director. Each Preferred Stock Director shall agree, in the Director Acceptance Letter, to resign as such director when his or her term otherwise ends pursuant to any removal or termination of the special voting right as provided in this Section 12(b). In case any vacancy in the office of a Preferred Stock Director occurs due to resignation, retirement, death or removal, the vacancy may be filled by the written consent of the Preferred Stock Director remaining in office, or if none remains in office, in an election by Voting Holders as provided above for an initial election. All determinations and other actions to be made or taken by the Board of Directors with regard to Preferred Stock Directors pursuant to this Section 12(b) shall be taken by the Board of Directors excluding the Preferred Stock Directors, who shall not be entitled to vote with respect to such actions (and thus shall not be included for the purpose of applying any quorum and voting requirements applicable to such actions). The Company will use reasonable best efforts to cause the individuals nominated to be elected as soon as practicable, which will include for the avoidance of doubt, the initial election of any Preferred Stock Director, and the election of Preferred Stock Directors at any subsequent annual meeting following the initial election of any Preferred Stock Director. Subject to the foregoing, each of the Preferred Stock Directors shall have one vote as a director.

(iv) Notice of Special Meeting; Quorum. The Company shall as soon as practicable, and in no case more than 30 days after the Board of Directors has selected the nominees as provided above, submit such nominees to the Voting Holders for election either (i) at a meeting of stockholders, (ii) at a special meeting of Voting Holders or (iii) by written resolution, as determined by the Board of Directors in its reasonable discretion. Notice for a special meeting of Voting Holders may be given in the same manner as that provided in the By-laws for a special meeting of the stockholders. If the Company fails to give notice of a meeting of stockholders or Voting Holders, or to seek a written resolution of Voting Holders, to elect the Preferred Stock Directors within 30 days after the Board of Directors has selected the nominees for such election as provided above, any Voting Holders entitled to recommend individuals for election as a Preferred Stock Director shall be entitled (at the Company’s expense) to call such a meeting or seek such a written resolution to elect such nominees selected by the Board of Directors, and for that purpose will have access to the register of stockholders of the Company. At any meeting of stockholders, or any special meeting of Voting Holders, at which the Voting Holders have the right to elect the Preferred Stock Directors, or at any adjournment thereof, the presence of at least two Persons holding or representing by proxy at least 50% in aggregate liquidation preference of the Convertible Preferred Stock and all other classes and series of Parity Dividend Stock having like voting rights, in each case at the time issued and outstanding, will be required to constitute a quorum for the election of any Preferred Stock Director. (Such quorum requirement shall also apply with respect to any election of Preferred Stock Directors to be effected with the consent of Voting Holders given in a written resolution.) At any general meeting of stockholders or adjournment thereof, the absence of such a quorum of Voting Holders will not prevent the election of directors other than the Preferred Stock Directors, and the absence of a quorum for the election of such other directors will not prevent the election of the Preferred Stock Directors. The Company may fix a date as the record date for the purpose of determining the issued and outstanding preferred stock of any class or series, and the Holders and other holders thereof entitled to elect the Preferred Stock Directors.

(v) Election to Board. For the avoidance of doubt, an individual who is elected a Preferred Share Director by the Voting Holders pursuant to this Section 12(b) is not a director unless he or she is appointed by the Board of Directors, or elected by the stockholders, to the Board pursuant to the By-laws. Therefore, unless such election is effective, once a Preferred Stock Director is elected by the Voting Holders pursuant to this Section 12(b), the Company shall use its reasonable best efforts to cause such Preferred Stock Director to be appointed by the Board, or elected by the stockholders, to the Board of Directors pursuant to the By-laws as soon as practical.

(vi) Termination; Removal. Whenever the Company has paid cumulative dividends in full for at least four consecutive quarterly dividend periods on the Convertible Preferred Stock and any other class or series of cumulative Parity Dividend Stock, and has paid cumulative dividends in full on any class or series of cumulative Parity Dividend Stock, then the right of the Holders to elect the Preferred Stock Directors will cease (but subject always to the same provisions for the vesting of the special voting right in the case of any Nonpayment in respect of future Quarterly Dividend Periods). The terms of office of the Preferred Stock Directors will immediately terminate, and the Board of Directors shall resolve to reduce the number of directors constituting the Board of Directors by two. In addition, any Preferred Stock Director may be removed at any time with cause by Voting Holders holding a majority in aggregate Liquidation Preference of the aggregate liquidation preference of the Convertible Preferred Stock, together with all classes and series of Parity Dividend Stock having like voting rights, voting separately as a single class without regard to class or series (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to the exclusion of the holders of Common Stock, at a general meeting of stockholders or a special meeting of Voting Holders called by the Company as provided in Section 12(b)(iv) above. In addition, if the Board of Directors determines in its discretion at any time that there is cause for the stockholders to remove such director, the Board of Directors may in its discretion request that such director resign from the Board and may require that such director, as a condition to his or her initial election, agree in writing pursuant to his or her Director Acceptance Letter (as provided in Exhibit B hereto) to resign upon any such request. Upon the removal of any Preferred Stock Director, the vacancy shall be filled in the manner set forth in Section 12(b)(iii). Notwithstanding the foregoing, if at any time there are no shares of Convertible Preferred Stock issued and outstanding, each Preferred Stock Director’s term shall automatically terminate and no directors shall thereafter be appointed or elected pursuant to this Section 12.

(c) Senior Issuances; Adverse Changes. So long as any shares of Convertible Preferred Stock are issued and outstanding, the Company may not consummate any action specified in clause (i), (ii) or (iii) below without the vote or consent of the holders of a two-thirds majority in aggregate Liquidation Preference of the Convertible Preferred Stock at the time issued and outstanding and all voting or consenting as a single class, to the exclusion of the holders of Common Stock:

(i) any amendment, alteration or repeal of any provision of the Certificate of Incorporation or By-laws or this Certificate of Designations that would alter or change the voting powers, preferences or special rights of the Convertible Preferred Stock so as to affect them adversely;

(ii) any authorization or creation of, or increase in the authorized amount of, any Senior Stock;

(iii) any consolidation, merger, binding share exchange or reclassification involving the Company, except that, subject to applicable law, Holders of Convertible Preferred Stock will have no right to vote or consent under this clause (iii) (or under clause (i) above) by reason of any such transaction if (A) the Convertible Preferred Stock remains issued and outstanding or, in the case of any such transaction with respect to which the Company is not the surviving or resulting issuer, is converted into or exchanged for preferred securities of the surviving or resulting entity or its ultimate parent (provided that such entity is an entity organized and existing under the laws of Bermuda, the United States of America, any state thereof or the District of Columbia or any jurisdiction in the European Economic Area, and is a corporation for U.S. federal income tax purposes (or if such entity is not a corporation for such purposes, the Company receives an opinion of nationally recognized counsel experienced in such matters to the effect that Holders will be subject to tax for U.S. federal income tax purposes with respect to such new preferred securities after such transaction in the same amount, at the same time and otherwise in the same manner as would have been the case under the Convertible Preferred Stock prior to such transaction)), and (B) the shares of Convertible Preferred Stock remaining issued and outstanding or such other preferred securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the Convertible Preferred Stock, taken as a whole;

provided, however, that (1) any increase in the amount of the authorized or issued, or any creation of, shares of Convertible Preferred Stock or any authorization, issuance or creation of any securities convertible into, or exercisable or exchanged for, Convertible Preferred Stock or (2) any increase in the amount of the authorized or issued, or any creation of, any other preferred stock ranking equally with or junior to the Convertible Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon the Company’s liquidation, dissolution or winding up, or any authorization, issuance or creation of any securities convertible into, or exercisable or exchangeable for, any such other preferred stock, in each case (1) and (2) will not be deemed to adversely affect the voting powers, preferences or special rights of the Convertible Preferred Stock and Holders will have no right under this Section 12(c) to vote on or consent to any such increase, authorization, issuance or creation.

If the Holders are entitled to vote on or consent to a specified action pursuant to this Section 12(c), the Company may call a meeting of the Holders for the purpose of such vote or, in its discretion, may instead seek the consent of the Holders in a written resolution. Any such vote may be held at a general meeting of the stockholders, or at a special meeting of the Holders and such other holders, as the Company may determine in its discretion. The Company may fix a date as the record date for the purpose of determining the issued and outstanding shares of Convertible Preferred Stock, and the Holders entitled to vote on or consent to any such specified action. At any meeting of stockholders or Holders where such vote is to occur (or for any consent by written resolution), the necessary quorum for such vote (or consent) shall be at least two Persons holding or representing by proxy at least 50% in aggregate liquidation preference of the Convertible Preferred Stock entitled to vote on the relevant specified action.

If the Holders of Convertible Preferred Stock are entitled to vote on or take any action with respect to any matter, the Board of Directors may, in its discretion, determine that such vote or other action be taken by means of a written resolution of the Holders entitled to take such action. Unless authorized by the Board of Directors, the Holders shall have no right to act by written resolution, notwithstanding any provision of the Certificate of Incorporation, the By-laws, this Certificate of Designations or otherwise.

(d) Vote with Common Stock. The Holders:

(i) shall be entitled to vote with the holders of the Common Stock on all matters submitted for a vote of holders of Common Stock, voting together with the holders of Common Stock (and not as a separate class or series), which shall include the right of the Holders to vote together with the holders of the Common Stock for the election of directors at any annual meeting,

(ii) shall be entitled to a number of votes equal to the number of votes to which Common Stock issuable upon conversion of such Convertible Preferred Stock would have been entitled if such Common Stock had been issued and outstanding at the time of the applicable vote and related record date, and

(iii) shall be entitled to notice of any stockholders meeting in accordance with the By-laws.

(e) No Vote if Redemption. No vote or consent of the Holders shall be required pursuant to Section 12(b), (c) or (d) if, at or prior to the time when the act with respect to which such vote or consent would otherwise be required shall be effected, the Company shall have redeemed or shall have called for redemption all issued and outstanding shares of Convertible Preferred Stock, with proper notice and sufficient funds having been set aside for such redemption, in each case pursuant to Section 6 above.

Section 13.

Preemption.

The Holders shall not have any rights of preemption with regard to any shares of capital stock (including common stock and preferred stock).

Section 14.

Payments and Notices.

(a) Payment. Any payment due by the Company with respect to dividends, redemptions, fractional shares or other amounts on a day that is not a Business Day may be made on the next succeeding Business Day with the same force and effect as if made on the original due date, and without any interest due to any delay in payment.

(b) Notices. Any notices, deliveries or other actions required or permitted to be given, made or taken by the Company or any Holder hereunder on a particular day may be effected on the next succeeding Business Day with the same force and effect as if effected on the particular day.

Section 15.

Rank.

Notwithstanding anything set forth in the Certificate of Incorporation, the By-laws or this Certificate of Designations to the contrary, the Board of Directors or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue new or additional Junior Stock and Parity Stock. Neither the Board of Directors nor any committee thereof shall have the authority to create or issue any Senior Stock without the affirmative vote (or written consent) of the holders of a majority in aggregate Liquidation Preference of the outstanding Convertible Preferred Stock, voting (or consenting) separately as a class, as provided in Section 12(c).

Section 16.

Repurchase.

Subject to the limitations imposed herein and applicable Delaware law, the Company may purchase Convertible Preferred Stock from time to time to such extent, in such manner and upon such terms as the Board of Directors or any duly authorized committee thereof may determine; provided, however, that the Company shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Company is, or after such purchase would be, unable to pay its liabilities as they become due; and provided further that in the event that the Company beneficially owns any Convertible Preferred Stock, the Company will procure that voting rights in respect of such Convertible Preferred Stock are not exercised.

Section 17.

Unissued or Reacquired Shares.

Shares of Convertible Preferred Stock not issued or that have been issued and converted, redeemed or otherwise purchased or acquired by the Company shall be restored to the status of authorized but unissued preferred stock without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

Section 18.

No Sinking Fund.

Convertible Preferred Stock is not subject to the operation of a sinking fund.

Section 19.

Reservation of Common Stock.

(a) Sufficient Shares. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Company, solely for issuance upon the conversion of Convertible Preferred Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Convertible Preferred Stock then issued and outstanding. For purposes of this Section 19(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all issued and outstanding Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Use of Acquired Shares. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Convertible Preferred Stock, as herein provided, Common Stock acquired by the Company (in lieu of the issuance of authorized and unissued Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) Free and Clear Delivery. All Common Stock delivered upon conversion of the Convertible Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Compliance with Law. Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Company shall use its reasonable best efforts to comply with all laws and regulations thereunder requiring the approval of such delivery by any Regulatory Entities.

(e) Listing. The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or quotation system, all the Common Stock issuable upon conversion of the Convertible Preferred Stock.

Section 20.

Transfer Agent, Conversion Agent, Registrar and Paying Agent.

The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Convertible Preferred Stock shall be Computershare Trust Company, N.A. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first-class mail, postage prepaid, to the Holders (or otherwise pursuant to any applicable procedures of a Depositary).

Section 21.

Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates are issued, the Company shall not be required to issue any certificates representing the applicable Convertible Preferred Stock on or after the applicable Conversion Date. In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon delivery of the evidence and indemnity described in Section 21(a), shall deliver the Common Stock pursuant to the terms of the Convertible Preferred Stock formerly evidenced by the certificate.

(c) Legends. Certificates for Convertible Preferred Stock and any Common Stock issued on conversion thereof may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage ( provided that any such notation, legend or endorsement is in a form acceptable to the Company).

Section 22.

Form.

(a) Global Preferred Shares. Convertible Preferred Stock may, at the Company’s option, in its sole discretion, be issued in the form of one or more permanent global shares of Convertible Preferred Stock in definitive, fully registered form with a global legend in substantially the form attached hereto as Exhibit A (each, a “Global Preferred Share”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Global Preferred Shares may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. Global Preferred Shares shall be registered in the name of the Depositary, which shall be the Holder of such shares. This Section 22(a) shall apply only to a Global Preferred Stock deposited with or on behalf of the Depositary.

(b) Delivery to Depositary. If Global Preferred Shares are issued, the Company shall execute and the Registrar shall, in accordance with this Section 22, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of a nominee of the Depositary and (ii) shall be delivered by the Registrar to the Depositary or pursuant to instructions received from the Depositary or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar.

(c) Agent Members. If Global Preferred Shares are issued, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Company, the Registrar and any agent of the Company or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Registrar or any agent of the Company or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares. If Global Preferred Shares are issued, the Depositary may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Convertible Preferred Stock, this Certificate of Designations, the Certificate of Incorporation or the By-laws.

(d) Physical Certificates. Owners of beneficial interests in any Global Preferred Shares shall not be entitled to receive physical delivery of certificated Convertible Preferred Shares, unless (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for the Global Preferred Stock and the Company does not appoint a qualified replacement for the Depositary within 90 days, (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Company does not appoint a qualified replacement for the Depositary within 90 days or (z) the Company decides to discontinue the use of book-entry transfer through the Depositary. In any such case, the Global Preferred Shares shall be exchanged in whole for definitive Convertible Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference. Such definitive Convertible Preferred Stock shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

(e) Signature. An Officer shall sign any Global Preferred Share for the Company, in accordance with the Company’s By-laws and applicable law, by manual or facsimile signature. If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent countersigned the Global Preferred Share, the Global Preferred Share shall be valid nevertheless. A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns the Global Preferred Share. Each Global Preferred Share shall be dated the date of its countersignature.

Section 23.

Taxes.

(a) Transfer Taxes. The Company shall pay any and all share transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of Convertible Preferred Stock or Common Stock or other securities issued on account of Convertible Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of Convertible Preferred Stock, Common Stock or other securities in a name other than that in which the Convertible Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(b) Withholding. All payments and distributions (or deemed distributions) on the shares of Convertible Preferred Stock (and on the Common Stock received upon their conversion) shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by Holders.

Section 24.

Notices.

All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (or by first-class mail if the same shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 717 Fifth Avenue, New York, New York 10022 (Attention: Corporate Secretary) or to the Transfer Agent at its office at Computershare Trust Company, N.A. 250 Royall Street, Canton, MA 02021 (Attention: Corporate Trust Office), or to any other agent of the Company designated to receive such notice as permitted by this Certificate of Designations, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the share record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Notwithstanding the foregoing, any notice given by the Company to Holders in respect of a Global Preferred Share pursuant to the applicable procedures of the Depositary shall be deemed to have been given effectively when so given.

Section 25.

Other Rights.

Except as specifically provided in Section 12 or as may be required by Delaware law, no holder of the Company’s common stock or preferred stock shall have any right under this Certificate of Designations, the Certificate of Incorporation or the By-laws to vote on or consent to any amendment, alteration or repeal of this Certificate of Designations. The Convertible Preferred Stock shall have no voting powers, preferences or special rights, and no qualifications, limitations or restrictions thereon, other than as set forth in this Certificate of Designations, the Certificate of Incorporation or By-laws, or as required by Delaware law.

Section 26.

Conflict.

To the extent the terms provided in this Certificate of Designations conflict with the terms contained in the By-laws, the terms provided in this Certificate of Designations shall prevail.

Exhibit A

FORM OF 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A

FACE OF SECURITY

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THOSE ISSUABLE ON CONVERSION THEREOF) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT, AND IN ACCORDANCE WITH ALL APPLICABLE U.S., STATE AND OTHER SECURITIES LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND IS SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF AN INVESTMENT AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF MAY 20, 2008 BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, COPIES OF WHICH ARE ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THOSE ISSUABLE ON CONVERSION THEREOF) MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENTS, AND ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENTS WILL BE VOID.

[IF GLOBAL PREFERRED SHARES ARE ISSUED: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number	Number of Convertible Preferred Stock
CUSIP NO.: 55277J 207

6% Cumulative Convertible Preferred Stock, Series A

(par value $1.00 per share)

of

MF GLOBAL HOLDINGS LTD.

MF Global Holdings Ltd., a Delaware corporation (the “Company”), hereby certifies that [    ] (the “Holder”) is the registered owner of [—], or such number as is registered in the name of the Holder in the Company’s register of stockholders maintained by the Registrar] 2 fully paid and non-assessable preferred stock of the Company designated the 6% Cumulative Convertible Preferred Stock, Series A, with a par value of $1.00 per share and a liquidation preference of the greater of (A) U.S.$ 100 per share (plus all accumulated and unpaid dividends thereon, whether or not declared) and (B) the amount such Holder would have received if such Holder converted all of its Convertible Preferred Stock as provided in the Certificate of Designations on the date of the liquidation, dissolution or winding up (the “Convertible Preferred Stock”).

The Convertible Preferred Stock is subject to the Certificate of Designations and the Certificate of Incorporation and By-laws of the Company and is transferable in accordance therewith. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations dated January 4, 2010 as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used, but not defined herein, shall have the meaning given to them in the Certificate of Designations.

Reference is hereby made to select provisions of the Convertible Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

[1]	This phrase should be included only if the share certificate evidences certificated Convertible Preferred Stock.
[2]	This phrase should be included only if the share certificate evidences Global Preferred Shares.

Unless the Registrar has properly countersigned this certificate, the Convertible Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

MF GLOBAL HOLDINGS LTD.		Dated:

By:		COUNTERSIGNED AND REGISTERED:
Name:		COMPUTERSHARE TRUST COMPANY, N.A
Title:	Chief Executive Officer and Director	TRANSFER AGENT AND REGISTRAR

By:
AUTHORIZED SIGNATURE

By:
Name:	Jacqueline Giammarco
Title:	Corporate Secretary

REVERSE OF SECURITY

Dividends on each share of Convertible Preferred Stock shall be payable at the rate provided in the Certificate of Designations but only when, as and if declared by the Board of Directors as provided therein.

The Convertible Preferred Stock shall be convertible in the manner and in accordance with the terms set forth in the Certificate of Designations.

The Convertible Preferred Stock shall be redeemable at the option of the Company in the manner and in accordance with the terms set forth in the Certificate of Designations.

The Convertible Preferred Stock carries voting rights as specified in the Certificate of Designations.

The Company shall furnish without charge to each holder who so requests the powers, designations, preferences and special rights of each class or series of share capital issued by the Company and the qualifications, limitations or restrictions on such powers, preferences and rights.

For value received,                                                                                                    hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the shares of Convertible Preferred Stock represented by the within Certificate, and such shares are subject to the Certificate of Designations, and the Certificate of Incorporation and By-laws of the Company and are transferable in accordance therewith.

Dated:                      20

Signature:

Signature:

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Exhibit B

FORM OF DIRECTOR’S

ACCEPTANCE LETTER

TO: MF Global Holdings Ltd. (the “Company”)

Attn: The Corporate Secretary

I hereby accept and agree to my appointment or election as a Preferred Stock Director, in accordance with the Certificate of Designations of 6% Cumulative Convertible Preferred Stock, Series A of the Company, dated January 4, 2010 (the “Certificate of Designations”). I hereby agree and acknowledge that my term of office shall immediately terminate (and I shall immediately resign as a Preferred Stock Director (as such term is defined in the Certificate of Designations) upon any request for resignation made by the Board of Directors) in accordance with Section 12 of the Certificate of Designations without further action being required on my part.

I designate the following telephone and facsimile numbers and e-mail address for service of notice of all directors’ meetings. Notice by telephone facsimile or e-mail to either of the said numbers or e-mail address will constitute good and sufficient notice to myself and I agree to advise you of any change in these particulars.

Tel:	[ ]

Fax:	[ ]

E-mail:	[ ]

Nationality:	[ ]

I hereby authorize you to enter my name and address in the register of Directors and Officers of the Company as follows:

[Name]

[Address]

[Name]

Annex B

CERTIFICATE OF DESIGNATIONS

OF

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

OF

MF GLOBAL HOLDINGS LTD. (THE “COMPANY”)

Section 1. Designation.

The designation of the series of preferred stock shall be “9.75% Non-Cumulative Convertible Preferred Stock, Series B” (the “Convertible Preferred Stock”). Each share of Convertible Preferred Stock shall be identical in all respects to every share of Convertible Preferred Stock. The Convertible Preferred Stock will rank equally with Parity Stock, if any, and will rank senior to Junior Stock and will rank junior to Senior Stock, if any, with respect to the payment of dividends and/or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Section 2. Number of Shares.

The number of authorized shares of Convertible Preferred Stock shall be 1,500,000. That number from time to time may be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Convertible Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors or any duly authorized committee thereof stating that such increase or reduction, as the case may be, has been so authorized. The Company shall have the authority to issue fractions of shares of Convertible Preferred Stock.

Section 3. Definitions. As used herein with respect to Convertible Preferred Stock:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this Certificate of Designations, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” has the meaning set forth in Section 23(c).

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Preferred Share or a beneficial interest therein, the rules and procedures of the Depositary for such Global Preferred Share, including Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Base Price” shall have the meaning set forth in Section 10(a).

“Beneficial Owner” and “Beneficially Own” shall mean a beneficial owner and beneficial ownership, respectively, as defined in Rule 13d-3 of the Exchange Act.

“Board of Directors” and “Board” mean the Board of Directors of the Company.

“Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York are authorized or required by law or regulation to be closed.

“By-laws” means the By-laws of the Company as amended from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company as amended from time to time.

“Closing Price” of the Common Stock on any date of determination means the last reported sale price of the Common Stock regular way on such date (or, if no such sale occurs on such date, the average of the reported closing bid and asked prices for such shares regular way on such date) on the Principal Market or, if there is no Principal Market for the Common Stock, the average of the closing bid and asked prices quoted for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or any similar organization, or if such closing prices are not so reported (or if the relevant price or prices required to be used to calculate the Closing Price as provided in this paragraph are not available in the relevant market on such date for any reason, the market price of the Common Stock on such date as determined by a nationally recognized investment banking firm retained by the Company for this purpose).

“Common Stock” means the common stock of the Company, par value $1.00 per share, or any other shares constituting the share capital of the Company into which the common stock shall be reclassified or changed.

“Common Stock Legend” has the meaning set forth in Section 24(g).

“Company” means MF Global Holdings Ltd., a Delaware corporation.

“Constituent Person” has the meaning set forth in Section 12(a).

“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the Convertible Preferred Stock, and its successors and assigns.

“Conversion at the Option of the Company Date” has the meaning set forth in Section 8(c).

“Conversion Date” has the meaning set forth in Section 7(e).

“Conversion Price” at any time means, for each share of Convertible Preferred Stock, a dollar amount equal to $100 divided by the Conversion Rate, which initially is $10.45.

“Conversion Rate” means for each share of Convertible Preferred Stock, 9.5694 shares of Common Stock, subject to adjustment as set forth in Sections 9, 10 and 11.

“Convertible Preferred Stock” shall have the meaning set forth in Section 1.

“Current Market Price” as of any day means the average of the VWAP per share of the Common Stock on each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-date or other specified date with respect to the issuance or distribution requiring such computation (or such other date as is specified below), appropriately adjusted to take into account the occurrence during such period of any event described in Section 11. For the purpose of calculating the Current Market Price in Section 4(a)(ii), the 10 consecutive Trading Days shall end on the Trading Day before the date of payment. For the purpose of calculating the Current Market Price as used in the definition of Make-Whole Acquisition Price or Reference Price, the 10 consecutive Trading Days shall end on the Trading Day before the Make-Whole Acquisition Effective Date or the effective date of the Fundamental Change, as applicable.

“Depositary” means DTC or its nominee, or any successor depositary appointed by the Company or its nominee.

“Director Acceptance Letter” has the meaning set forth in Section 13(b)(ii).

“DTC” means The Depository Trust Company.

“Exchange Property” has the meaning set forth in Section 12(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Ex-date” when used with respect to any issuance or distribution, means the first date on which the Common Stock or other relevant securities trade without the right to receive such issuance or distribution.

“Expiration Date” has the meaning set forth in Section 11(a)(iv).

“Expiration Time” has the meaning set forth in Section 11(a)(iv).

“Fundamental Change” shall have the meaning set forth in Section 10(a).

“Global Preferred Shares” has the meaning set forth in Section 23(a).

“Holder” means, as to any share of Convertible Preferred Stock, the Person in whose name such share is registered, which may be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of such share for the purpose of making payment and settling the related conversions and for all other purposes. References herein to “holders” of any shares of preferred stock of the Company shall mean, insofar as such shares are shares of Convertible Preferred Stock, the Holders thereof.

“Junior Liquidation Stock” shall have the meaning set forth in the definition of “Junior Stock”.

“Junior Stock” means the Common Stock and any other class or series of shares of the Company now existing or hereafter authorized over which the Convertible Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company. Junior Stock over which the Convertible Preferred Stock has preference or priority in such distribution of assets is herein called “Junior Liquidation Stock”.

“Liquidation Preference” shall have the meaning set forth in Section 5(a).

“Make-Whole Acquisition” means the occurrence, prior to any Conversion Date, of the consummation of any consolidation, merger, binding share exchange or reclassification or similar transaction between the Company and another Person (other than any of the Company’s subsidiaries), or any sale or other disposition in one transaction or a series of transactions of all or substantially all of the assets of the Company and its consolidated subsidiaries to another Person (other than any of the Company’s subsidiaries), in each case pursuant to which all of the issued and outstanding Common Stock will be converted into cash, securities or other property other than pursuant to a transaction in which the Persons that Beneficially Owned, directly or indirectly, voting stock of the Company immediately prior to such transaction or transactions Beneficially Own, directly or indirectly, shares of voting stock representing a majority of the total voting power of all issued and outstanding classes of voting stock of the surviving or resulting Person immediately after the transaction or transactions; provided, however, that a Make-Whole Acquisition will not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Stock in the transaction or transactions consists of common stock (or depositary receipts in respect of common stock) that are traded on a U.S. national securities exchange or securities exchange in the European Economic Area or that will be so traded when issued or exchanged in connection with a Make-Whole Acquisition.

“Make-Whole Acquisition Conversion” has the meaning set forth in Section 9(a).

“Make-Whole Acquisition Conversion Period” has the meaning set forth in Section 9(a).

“Make-Whole Acquisition Effective Date” has the meaning set forth in Section 9(a).

“Make-Whole Acquisition Share Price” means the consideration paid per share of Common Stock in a Make-Whole Acquisition. If such consideration consists only of cash, the Make-Whole Acquisition Share Price shall equal the amount of cash paid per share of Common Stock. If such consideration consists of any property other than cash, the Make-Whole Acquisition Share Price shall be the Current Market Price as of the Make-Whole Acquisition Effective Date.

“Make-Whole Shares” has the meaning set forth in Section 9(b).

“Market Disruption Event” means, on any day when the Common Stock is listed or admitted to trading or quoted on a securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), any of the following events that occurs or continues to exist on such day:

(i) any suspension of, or limitation imposed on, trading by the Principal Market during the one-hour period prior to the close of trading for the regular trading session (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session) on the Principal Market on such day, and whether by reason of movements in price exceeding limits permitted by the Principal Market, or otherwise, relating to the Common Stock (specifically or among other shares generally) or to futures or options contracts relating to the Common Stock (specifically or among other shares generally) on the Principal Market;

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants, during the one-hour period prior to the close of trading for the regular trading session (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session) on the Principal Market on such day, to effect transactions in, or obtain market values for, the Common Stock (specifically or among other shares generally) on the Principal Market on such day or to effect transactions in, or obtain market values for, futures or options contracts relating to the Common Stock (specifically or among other shares generally) on the Principal Market on such day; or

(iii) the principal exchange or quotation facility (whether or not the Principal Market) on which futures or options contracts relating to the Common Stock are listed or admitted to trading or quoted fails to open, or closes prior to its respective scheduled closing time, for the regular trading session on such day (without regard to after hours or any other trading outside of the regular trading session hours), unless such earlier closing time is announced by such exchange or facility at least one hour prior to the earlier of (A) the actual closing time for the regular trading session on such day and (B) the submission deadline for orders to be entered into such exchange or facility for execution at the actual closing time on such day.

“Nonpayment” shall have the meaning set forth in Section 13(b)(i).

“Notice of Conversion at the Option of the Company” has the meaning set forth in Section 8(c).

“Officer” means the Chief Executive Officer, the Deputy Chief Executive Officer, the Chief Operating Officer, the Chief Administrative Officer, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the General Counsel and Corporate Secretary and any Assistant Secretary of the Company.

“Officers’ Certificate” means a certificate signed (i) by the Chief Executive Officer, the Deputy Chief Executive Officer, the Chief Operating Officer, the Chief Administrative Officer, the Chief Financial Officer, the Controller or the Chief Accounting Officer, and (ii) by the Treasurer, any Assistant Treasurer, the General Counsel and Corporate Secretary or any Assistant Secretary of the Company, and delivered to the Conversion Agent.

“Parity Dividend Stock” shall have the meaning set forth in the definition of “Parity Stock”.

“Parity Liquidation Stock” shall have the meaning set forth in the definition of “Parity Stock”.

“Parity Stock” means any class or series of shares of the Company hereafter authorized that ranks equally with the Convertible Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Company. Parity Stock so ranking equally in the payment of dividends is herein called “Parity Dividend Stock”. Parity Stock so ranking equally in such distribution of assets is herein called “Parity Liquidation Stock”. Unless the context otherwise specifically requires, the Series A Shares shall be deemed Parity Dividend Stock, Parity Liquidation Stock and Parity Stock (subject to the Convertible Preferred Stock receiving non-cumulative dividends and the Series A Shares receiving cumulative dividends).

“Person” means a legal person, including any individual, company, corporation, estate, body corporate, partnership, limited liability company, trust, joint venture, association or other legal entity.

“Preferred Stock Director” has the meaning set forth in Section 13(b)(i).

“Principal Market” means, with respect to any day on which the Common Stock is listed or admitted to trading or quoted on any securities exchange or quotation facility (whether U.S. national or regional or non-U.S.), the principal such exchange or facility on which the Common Stock is so listed or admitted or so quoted.

“Purchased Stock” has the meaning set forth in Section 11(a)(iv).

“Quarterly Dividend Payment Date” shall have the meaning set forth in Section 4(a)(i).

“Quarterly Dividend Period” shall have the meaning set forth in Section 4(a)(i). References herein to “dividend periods” of any preferred stock of the Company shall mean, insofar as such shares are Convertible Preferred Stock, the Quarterly Dividend Period.

“Quarterly Dividend Record Date” shall have the meaning set forth in Section 4(a)(i).

“Quarterly Dividends” has the meaning set forth in Section 4(a)(i).

“Record Date” has the meaning set forth in Section 11(d).

“Reference Price” means the price paid per share of Common Stock in a Fundamental Change. If the holders of Common Stock receive only cash in the Fundamental Change, the Reference Price shall be the cash amount paid per share. Otherwise the Reference Price shall be the Current Market Price as of the effective date of the Fundamental Change.

“Registrar” means the Transfer Agent acting in its capacity as registrar for the Convertible Preferred Stock, and its successors and assigns.

“Regulation S” has the meaning set forth in Section 24(a).

“Regulatory Entities” means all governmental or self-regulatory authorities in the United States, Bermuda, the United Kingdom or elsewhere having jurisdiction over the Company or any of its Subsidiaries.

“Restricted Share Legend” means the Convertible Preferred Stock Legend or the Common Stock Legend, as applicable.

“Reorganization Event” has the meaning set forth in Section 12(a)(ii).

“Rule 144” has the meaning set forth in Section 24(a).

“Rule 144A” has the meaning set forth in Section 24(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Stock” means any class or series of shares of the Company now existing or hereafter authorized that has preference or priority over the Convertible Preferred Stock as to the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Series A Shares” means the Cumulative Convertible Preferred Stock, Series A of the Company, which the Company has issued or may issue to J.C. Flowers II L.P. or its affiliates under the Investment Agreement dated as of May 20, 2008, as amended, between the Company and J.C. Flowers II L.P.

“Subsidiary” of any Person means those corporations, associations and other entities of which such Person owns or controls more than 50% of the outstanding equity securities either directly or through entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

“Trading Day” means, for purposes of determining a VWAP or Closing Price per share of Common Stock, a day on which the Principal Market is open for the transaction of business and on which a Market Disruption Event does not occur or exist, or if the shares of Common Stock are not listed or admitted to trading and are not quoted on any securities exchange or quotation facility, a Business Day.

“Transfer Agent” means Computershare Trust Company, N.A. acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Convertible Preferred Stock, and its successors and assigns.

“Voting Holders” shall have the meaning set forth in Section 13(b)(i).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average sale price per share of Common Stock on the Principal Market as displayed under the heading Bloomberg VWAP on Bloomberg page “MF Equity VWAP” (or any appropriate successor page) in respect of the period from the open of trading until the close of trading on the Principal Market on such Trading Day (or if such volume-weighted average price is unavailable or not provided for any reason, or there is no Principal Market for the Common Stock, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm retained for this purpose by the Company). When used with respect to any other securities, “VWAP” shall have the meaning set forth above with references to the price per share of Common Stock meaning the price per unit of such other securities, with references to Bloomberg page “MF Equity VWAP” meaning the applicable Bloomberg page displaying the volume-weighted average sale price per unit of such securities and references to the Principal Market meaning the principal exchange or other market in which such securities are then listed, quoted or traded. The VWAP during any period should be appropriately adjusted to take into account the occurrence during such period of any event described in Section 11.

In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii) references to “$” or “dollars” means the lawful currency the United States of America;

(iii) references to “Section” are references to Sections of this Certificate of Designations;

(iv) references to the words “herein,” “hereof,” “hereto” and the like refer to this Certificate of Designations in its entirety;

(v) references to the words “include,” “includes” or “including” are used in this Certificate of Designations shall be deemed followed by the words “without limitation”; and

(vi) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

Section 4. Dividends.

(a) Quarterly Dividends.

(i) Holders shall be entitled to receive, if, as and when declared by the Board of Directors or any duly authorized committee thereof, but only out of assets legally available for the payment of dividends under Delaware law, non-cumulative dividends at a rate per year equal to 9.75% on the liquidation preference of $100 per share of Convertible Preferred Stock, and no more, payable quarterly in arrears (the “Quarterly Dividends”) on each February 15, May 15, August 15 and November 15 commencing on August 15, 2008; provided, however, if any such day is not a Business Day, then payment of any Quarterly Dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, unless that day falls in the next calendar year, in which case payment of such Quarterly Dividend will occur on the immediately preceding Business Day (each such day on which Quarterly Dividends are payable, after giving effect to this proviso if applicable, a “Quarterly Dividend Payment Date”). The period from and including the date of issuance of the Convertible Preferred Stock or any Quarterly Dividend Payment Date to, but excluding, the next Quarterly Dividend Payment Date is a “Quarterly Dividend Period”. (It is understood that the number of days on which Quarterly Dividends may accrue in any Quarterly Dividend Period may increase or decrease pursuant to the proviso in the second preceding sentence, but no interest or other payment shall be due in respect of any payment date deferral pursuant to such proviso.) The record date for payment of Quarterly Dividends on the Convertible Preferred Stock will be the first day of the calendar month during which the Quarterly Dividend Payment Date falls or such other record date, if any, as may be fixed by the Board of Directors or any duly authorized committee thereof that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Payment Date (a “Quarterly Dividend Record Date”). Any such day that is a Quarterly Dividend Record Date will be a Quarterly Dividend Record Date whether or not such day is a Business Day. The amount of Quarterly Dividends payable will be computed on the basis of a 360-day year of twelve 30-day months.

(ii) Quarterly Dividends, may, at the option of the Company, be paid in cash or by issuing fully paid and non-assessable shares of Common Stock or by a combination thereof. If the Company elects to pay Quarterly Dividends in Common Stock, the number of shares of Common Stock to be paid in respect of such Quarterly Dividends will be calculated by dividing the amount of such payment by 95% of the Current Market Price as of the date such payment is made. In the event the Company elects to pay any Quarterly Dividends in Common Stock but determines, in its judgment, that it may not do so with respect to a particular Holder or Holders due to New York Stock Exchange rules, the Company may instead pay all or any part of such Quarterly Dividend to such Holder or Holders in the form of cash, notwithstanding that it pays such dividend to other Holders in Common Stock.

(iii) Provided that the Current Market Price is not greater than $150 (subject to adjustment as specified in Section 9(b)(ii)), if a “person” or “group” within the meaning of Section 13(d) of the Exchange Act files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate Beneficial Owner of Common Stock representing more than 50% of the voting power of the issued and outstanding shares of Common Stock and if a Make-Whole Acquisition has not and does not occur, the non-cumulative annual dividend described in Section 4(a)(i) shall be increased to 10.75% on the liquidation preference of $100 per share of Convertible Preferred Stock, and no more, until either (x) a Make-Whole Acquisition occurs or (y) the date the “person” or “group” described in this Section 4(a)(iii) ceases to Beneficially Own Common Stock representing more than 50% of the issued and outstanding voting power of the Common Stock. Upon the occurrence of either clause (x) or clause (y) in the prior sentence, the non-cumulative annual dividend described in Section 4(a)(i) shall revert to 9.75% on the liquidation preference of $100 per share of Convertible Preferred Stock, and no more.

(iv) If, at any time during the period beginning six months and ending one-year after June 25, 2008, we fail to timely file any document or report that we are required (after giving effect to any grace period provided by Rule 10-12b-25 under the Exchange Act) to file with the U.S. Securities and Exchange Commission, pursuant to Section 13 or Section 15(d) of the Exchange Act, as applicable (other than reports on Form 8-K) (provided that the Company will have 14 days, in the aggregate, to cure all such missed filings) or the shares of Convertible Preferred Stock are not otherwise freely tradable by Holders other than the Company’s Affiliates during such period, the Company will make a onetime payment to the Holders of 0.25% of the liquidation preference of the Convertible Preferred Stock then issued and outstanding, on the Quarterly Dividend Payment Date following the late filing and the expiration of the cure period; provided, however, that after the 365th day from June 25, 2008, unless (x) the restrictive legend on the Convertible Preferred Stock and the Common Stock issuable upon conversion thereof has been removed and (y) such shares are freely tradable pursuant to Rule 144 under the Securities Act without volume restrictions by Holders other than the Affiliates of the Company, then the Company will increase the non-cumulative annual dividend described in Section 4(a)(i) by 0.25%. Upon the occurrence of both clause (x) and clause (y) in the prior sentence, the additional 0.25% increase to the non-cumulative annual dividend described in Section 4(a)(i) shall no longer be applied.

(b) Non-Cumulative Dividends. If the Board of Directors or any duly authorized committee thereof does not declare a dividend on the Convertible Preferred Stock for any Quarterly Dividend Period prior to the related Quarterly Dividend Payment Date, that dividend will not accrue, and the Company will have no obligation to pay, and Holders shall have no right to receive, a dividend for that Dividend Period on the related Dividend Payment Date or at any future time, whether or not dividends on the Convertible Preferred Stock or any other series of preferred stock or common stock are declared for any subsequent Quarterly Dividend Period with respect to Convertible Preferred Stock, Parity Stock, Junior Stock or any other class or series of authorized preferred stock of the Company. Nor will any such undeclared dividends be payable upon any conversion of the Convertible Preferred Stock or any dissolution, liquidation or winding up of the Company. References herein to the “accrual” of dividends refer only to the determination of the amount of such Quarterly Dividend and do not imply that any right to a Quarterly Dividend arises prior to the date on which a Quarterly Dividend is declared.

(c) Priority of Dividends. So long as any Convertible Preferred Stock remains issued and outstanding, then, unless as to a Quarterly Dividend Payment Date full dividends on all outstanding shares of the Convertible Preferred Stock have been declared and paid (or declared and a sum sufficient for the payment of those dividends has been set aside for the Quarterly Dividend Period then ending), the Company will not, and will cause its Subsidiaries not to, during the next succeeding Quarterly Dividend Period, declare, pay or set apart funds for any dividends or other distributions with respect to any Junior Stock or redeem, repurchase or otherwise acquire, or make a liquidation payment relating to, any Junior Stock, or make any guarantee payment with respect thereto; provided, however, that the foregoing restrictions will not apply to:

(i) purchases, redemptions or other acquisitions of Junior Stock (and the payment of cash in lieu of fractional shares in connection therewith) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants of the Company or any Subsidiary;

(ii) purchases of Common Stock pursuant to a contractually binding requirement to buy shares existing prior to the commencement of the then-current Quarterly Dividend Period, including under a contractually binding stock repurchase plan;

(iii) as a result of an exchange or conversion of any class or series of Junior Stock for any other class or series of Junior Stock;

(iv) the purchase of fractional interests in Junior Stock pursuant to the conversion or exchange provisions of such Junior Stock or the security being converted or exchanged;

(v) the purchase of Junior Stock by a broker-dealer subsidiary of the Company in connection with the distribution thereof; or

(vi) the purchase of Junior Stock by a broker or dealer subsidiary of the Company in connection with market-making or other secondary market activities in the ordinary course of the business of such subsidiary.

The foregoing restriction, however, will not apply to any dividends paid in the form of Junior Stock where the powers, preferences and rights of the dividend shares are substantially the same as those of the shares on which the dividend is being paid.

For so long as any shares of Convertible Preferred Stock remain issued and outstanding, if dividends are not declared and paid in full for any Quarterly Dividend Period on the Convertible Preferred Stock and any Parity Dividend Stock, dividends declared on the Convertible Preferred Stock and such Parity Dividend Stock shall only be declared pro rata based upon the respective amounts that would have been paid on the Convertible Preferred Stock and such Parity Dividend Stock had dividends (including, if applicable, any arrearage and dividends accumulated in respect thereof) been declared and paid in full. The proportional dividend on Parity Stock, including the Series A Shares, that have cumulative dividend rights will take into account the amount of any accumulated but unpaid dividends and arrearage with respect to such shares.

Subject to the foregoing, such dividends payable in cash, shares or otherwise as may be determined by the Board of Directors, or any duly authorized committee thereof, may be declared and paid on any Junior Stock and Parity Stock from time to time out of any assets legally available for such payment, and Holders will not be entitled to participate in those dividends.

(d) Conversion Following a Record Date. If a Conversion Date for any Convertible Preferred Stock is prior to the close of business on a Quarterly Record Date for any declared dividend on such shares, the Holder of such shares will not be entitled to any such dividend. If the Conversion Date for any Convertible Preferred Stock is after the close of business on a Quarterly Record Date for any declared dividend on such shares, but prior to the corresponding Quarterly Dividend Payment Date, the Holder of such shares shall be entitled to receive such dividend, notwithstanding the conversion of such shares prior to the Quarterly Dividend Payment Date. However, such Convertible Preferred Stock, upon surrender for conversion, must be accompanied by funds equal to the dividend on such Convertible Preferred Stock; provided that no such payment need be made (i) if the Company has issued a notice of conversion at its option of the Convertible Preferred Stock or (ii) if a conversion is made in connection with a Make-Whole Acquisition or Fundamental Change, in each case in accordance with the terms hereof.

Section 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Liquidation Stock and subject to the rights of the holders of any class or series of securities ranking senior to or on parity with Convertible Preferred Stock upon liquidation and the rights of the Company’s creditors, to receive in full in respect of each share of Convertible Preferred Stock a liquidating distribution in the amount of the liquidation preference of $100 per share, plus any accrued dividends thereon from the last Quarterly Dividend Payment Date to, but excluding, the date of the liquidation, dissolution or winding up but only if and to the extent such accrued dividends have been declared by the Company’s board of directors (the “Liquidation Preference”). Accrued but undeclared dividends will not be payable on the Convertible Preferred Stock in such event. Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5.

(b) Partial Payment. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the assets of the Company are not sufficient to pay the liquidating distributions payable with respect to the Convertible Preferred Stock and the Parity Liquidation Stock, the amounts paid to the Holders and to the holders of all Parity Liquidation Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled (including, if applicable, in the case of any cumulative Parity Liquidation Stock, any arrearage and dividends accumulated in respect thereof).

(c) Residual Distributions. If the respective aggregate liquidating distributions to which all Holders and all holders of any Parity Liquidation Stock are entitled have been paid, the holders of Junior Liquidation Stock shall be entitled to receive all remaining assets of the Company according to their respective rights and preferences.

(d) Consolidation, Merger and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, lease or other disposition (for cash, stock, securities or other consideration) of all or substantially all of the assets of the Company shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, nor shall the consolidation, merger, binding share exchange or reclassification or any similar transaction involving the Company (whether or not the Company is the surviving or resulting entity) be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company.

Section 6. Right of the Holders to Convert.

Each Holder shall have the right, at such Holder’s option, to convert all or any portion of such Holder’s Convertible Preferred Stock at any time into Common Stock at the then-applicable Conversion Rate per share of Convertible Preferred Stock (subject to the conversion procedures of Section 7), plus cash in lieu of fractional shares.

Section 7. Conversion Procedures.

(a) Conversion Date. Effective immediately prior to the close of business on any applicable Conversion Date, dividends shall no longer be declared on any such converted shares of Convertible Preferred Stock and such Convertible Preferred Stock shall cease to be issued and outstanding, in each case, subject to the right of Holders to receive any payments to which they are entitled pursuant to the terms hereof.

(b) Rights Prior to Conversion. No allowance or adjustment, except pursuant to Section 11, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any applicable Conversion Date. Prior to the close of business on any applicable Conversion Date, Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any Convertible Preferred Stock shall not be deemed issued and outstanding for any purpose, and Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding Convertible Preferred Stock, provided that nothing in this Section 7(b) shall be deemed to restrict or limit the rights of Holders under the terms of the Convertible Preferred Stock themselves, including the voting rights set forth in Section 13 and the rights to dividends and liquidating distributions set forth in Section 4 and Section 5, respectively.

(c) Reacquired Shares. Shares of Convertible Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Company, will resume the status of authorized and unissued preferred stock without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. The Company may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Convertible Preferred Stock.

(d) Record Holder as of Conversion Date. The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of the shares of Convertible Preferred Stock shall be treated for all purposes as the record holder(s) of such Common Stock and/or securities as of the close of business on any applicable Conversion Date. In the event that a Holder shall not by written notice designate the name in which Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Convertible Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to A-45 register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company or, in the case of global certificates, through book-entry transfer through the Depositary.

(e) Conversion Procedure. On the date of any conversion, if a Holder’s interest is in certificated form, a Holder must do each of the following in order to convert:

(i) complete and manually sign the conversion notice provided by the Conversion Agent, or a facsimile of the conversion notice, and deliver this irrevocable notice to the Conversion Agent;

(ii) surrender the shares of Convertible Preferred Stock to the Conversion Agent;

(iii) if required, furnish appropriate endorsements and transfer documents;

(iv) if required, pay any share transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 24; and

(v) if required, pay funds equal to any declared and unpaid dividend payable on the next Quarterly Dividend Payment Date to which such Holder is entitled.

If a Holder’s interest is a beneficial interest in a global certificate representing Convertible Preferred Stock, in order to convert a Holder must comply with clauses (iii) through (v) listed above and comply with the Depositary’s procedures for converting a beneficial interest in a global security. The date on which a Holder complies with the applicable procedures in this Section 7(e) is the “Conversion Date”; provided that, if such date is not a Business Day or such compliance does not occur prior to the close of business on such date, the Conversion Date shall be the next Business Day. The Conversion Agent shall, on a Holder’s behalf, convert the Convertible Preferred Stock into Common Stock, in accordance with the terms of the notice delivered by such Holder described in clause (i) above (or otherwise pursuant to any applicable Depositary procedures).

Section 8. Conversion at the Option of the Company.

(a) Company Conversion Right. At any time or from time to time on or after July 1, 2018 if, for any 20 Trading Days (whether or not consecutive) within a period of 30 consecutive Trading Days ending on the Trading Day preceding the date the Company delivers a Notice of Conversion at the Option of the Company, the Closing Price of the Common Stock exceeds 250% of the then-applicable Conversion Price of the Convertible Preferred Stock, the Company shall have the right, at its option, to cause some or all of the Convertible Preferred Stock to be converted into Common Stock at the then-applicable Conversion Rate, plus cash in lieu of fractional shares.

(b) Partial Conversion. If the Company elects to cause less than all the Convertible Preferred Stock to be converted under Section 8(a), the Conversion Agent shall select the Convertible Preferred Stock to be converted on a pro rata basis, by lot or in such other manner as the Board of Directors or any duly authorized committee of the Board of Directors may determine to be fair and equitable, including any method required by the Conversion Agent. If the Conversion Agent selects a portion of a Holder’s Convertible Preferred Stock for partial conversion at the option of the Company and such Holder converts a portion of its Convertible Preferred Stock, the converted portion will be deemed to be the portion selected for conversion at the option of the Company under this Section 8.

(c) Conversion Procedure. In order to exercise the conversion right described in this Section 8, the Company shall provide notice of such conversion to each Holder (such notice, a “Notice of Conversion at the Option of the Company”). The Conversion Date shall be a date selected by the Company (the “Conversion at the Option of the Company Date”) and shall be no more than 20 days after the date on which the Company provides such Notice of Conversion at the Option of the Company. In addition to any information required by applicable law or regulation, the Notice of Conversion at the Option of the Company shall state, as appropriate:

(i) the Conversion at the Option of the Company Date;

(ii) the number of shares of Common Stock to be issued upon conversion of each share of the Convertible Preferred Stock and, if fewer than all the shares of a Holder are to be converted, the number of the Holder’s shares to be converted;

(iii) in reasonable detail, the calculations and supporting data used by the Company in its determination that it had the right to effect such conversion; and

(iv) the total number of shares of Convertible Preferred Stock to be converted.

Notwithstanding the foregoing, (x) if the shares of Convertible Preferred Stock are held in book-entry form through a Depositary, the Company may give such notice in any manner permitted by the Depositary and (y) the Holder shall have the right to exercise its right to convert pursuant to Section 6 hereof at any time prior to the Conversion at the Option of the Company Date, and the exercise by the Holder of such right shall supersede and prevail over the exercise by the Company of its rights under this Section 8.

Section 9. Conversion Upon Make-Whole Acquisition

(a) Make-Whole Acquisition Conversion. In the event of a Make-Whole Acquisition, each Holder shall have the option to convert its Convertible Preferred Stock in whole or in part as provided in Section 6 (a “Make-Whole Acquisition Conversion”) during the period (the “Make-Whole Acquisition Conversion Period”) beginning on the effective date of the Make-Whole Acquisition (the “Make-Whole Acquisition Effective Date”) and ending on the date that is 30 days after the Make-Whole Acquisition Effective Date and receive an additional number of shares of Common Stock in the form of Make-Whole Shares as set forth in Section 9(b) below.

(b) Number of Make-Whole Shares. The number of “Make-Whole Shares” shall be determined for the Convertible Preferred Stock by reference to the table below for the applicable Make-Whole Acquisition Effective Date and the applicable Make-Whole Acquisition Share Price:

Common Stock Price

Effective Date	$7.53	$9.00	$10.45	$13.00	$15.00	$20.00	$25.00	$30.00	$40.00	$50.00	$60.00	$80.00	$150.00
June 20, 2008	3.7108	3.5800	3.2393	2.5398	2.1576	1.5365	1.1639	0.9146	0.6049	0.4186	0.2093	0.1046	0.0523
July 1, 2009	3.7108	3.5071	2.9797	2.3376	1.9867	1.4166	1.0745	0.8457	0.5613	0.3903	0.1951	0.0976	0.0488
July 1, 2010	3.7108	3.1794	2.7018	2.1203	1.8025	1.2862	0.9764	0.7699	0.5117	0.3568	0.1784	0.0892	0.0446
July 1, 2011	3.7108	3.1673	2.3880	1.8745	1.5939	1.1379	0.8643	0.6819	0.4539	0.3171	0.1585	0.0793	0.0396
July 1, 2012	3.7108	3.1583	2.3804	1.5943	1.3555	0.9676	0.7348	0.5796	0.3856	0.2692	0.1346	0.0673	0.0337
July 1, 2013	3.7108	3.1514	2.3766	1.2719	1.0801	0.7690	0.5823	0.4578	0.3023	0.2090	0.1045	0.0522	0.0261
July 1, 2014	3.7108	3.1448	2.3728	1.4359	0.7644	0.5411	0.4070	0.3177	0.2060	0.1390	0.0695	0.0347	0.0174
July 1, 2015	3.7108	3.1410	2.3687	1.2673	0.7610	0.4349	0.2001	0.1507	0.0890	0.0445	0.0223	0.0111	0.0056
July 1, 2016	3.7108	3.1374	2.3668	1.2660	0.7612	0.3806	0.1903	0.0952	0.0476	0.0238	0.0119	0.0059	0.0030
July 1, 2017	3.7108	3.1352	2.3638	1.2654	0.7595	0.3616	0.1722	0.0820	0.0391	0.0186	0.0089	0.0042	0.0020
July 1, 2018	3.7108	3.1316	2.3614	1.2630	0.7602	0.3305	0.1437	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
Thereafter	3.7108	3.1316	2.3614	1.2630	0.7602	0.3305	0.1437	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

(i) The exact Make-Whole Acquisition Share Prices and Make-Whole Acquisition Effective Dates may not be set forth on the table, in which case:

(A) if the Make-Whole Acquisition Share Price is between two Make-Whole Acquisition Share Price amounts on the table or the Make-Whole Acquisition Effective Dates are between two dates on the table, the number of Make-Whole Shares will be determined by straight-line interpolation between the number of Make-Whole Shares set forth for the higher and lower Make-Whole Acquisition Share Price amounts and the two Make-Whole Acquisition Effective Dates, as applicable, based on a 365-day year;

(B) if the Make-Whole Acquisition Share Price is in excess of $150 per share (subject to adjustment pursuant to Section 11), no Make-Whole Shares will be issued upon conversion of the Convertible Preferred Stock; and

(C) if the Make-Whole Acquisition Share Price is less than $7.53 per share (subject to adjustment pursuant to Section 11), no Make-Whole Shares will be issued upon conversion of the Convertible Preferred Stock.

(ii) The Make-Whole Acquisition Share Prices set forth in the table above (and the dollar amounts specified in Clauses (B) and (C) above and in Section 4(a)(iii) and Section 13(d)) are subject to adjustment pursuant to Section 11 and shall be adjusted as of any date the Conversion Rate is adjusted. The adjusted Make-Whole Acquisition Share Prices (and the adjusted other dollar amounts) will equal the Make-Whole Acquisition Share Prices (or the adjusted other dollar amounts, as applicable) applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Make-Whole Acquisition Share Prices (or other dollar amounts, as applicable) adjustment and the denominator of which is the Conversion Rate as so adjusted. Each of the number of Make-Whole Shares in the table shall also be subject to adjustment in the same manner as the Conversion Rate pursuant to Section 11.

(c) Initial Make-Whole Acquisition Notice. On or before the twentieth day prior to the date on which the Company anticipates consummating the Make-Whole Acquisition, a written notice shall be sent by or on behalf of the Company, by first-class mail, postage prepaid, to the Holders as they appear in the records of the Company. Such notice shall contain:

(i) the date on which the Make-Whole Acquisition is anticipated to be effected, and whether such Make-Whole Acquisition is anticipated to be a Fundamental Change; and

(ii) the date, which shall be 30 days after the anticipated Make-Whole Acquisition Effective Date, by which the Make-Whole Acquisition Conversion option must be exercised.

(d) Second Make-Whole Acquisition Notice. On the Make-Whole Acquisition Effective Date, another written notice shall be sent by or on behalf of the Company, by first-class mail, postage prepaid, to the Holders as they appear in the records of the Company. Such notice shall contain:

(i) the date that shall be 30 days after the Make-Whole Acquisition Effective Date;

(ii) the number of Make-Whole Shares, and if such Make-Whole Acquisition is a Fundamental Change, the Base Price;

(iii) the amount of cash, securities and other consideration payable per share of Common Stock and per share of Convertible Preferred Stock; and

(iv) the instructions a Holder must follow to exercise its conversion option in connection with such Make-Whole Acquisition, including pursuant to Section 10, if applicable.

(e) Make-Whole Acquisition Conversion Procedure. To exercise a Make-Whole Acquisition Conversion option, a Holder must, no later than 5:00 p.m., New York City time, on or before the date by which the Make-Whole Acquisition Conversion option must be exercised as specified in the notice delivered under Section 9(d) above, comply with the procedures set forth in Section 7(e) and indicate that it is exercising its Make-Whole Acquisition Conversion option.

(f) Unconverted Shares Remain Issued and Outstanding. If a Holder does not elect to exercise the Make-Whole Acquisition Conversion option pursuant to this Section 9, the Convertible Preferred Stock or successor security held by it, to the extent such Holder does not make such election, will remain issued and outstanding (subject to such Holder electing to exercise its Fundamental Change conversion option, if any, in accordance with Section 10).

(g) Delivery Following Make-Whole Acquisition Conversion. Upon a Make-Whole Acquisition Conversion, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder in the written notice provided to the Company or its successor as set forth in Section 7(d) above, deliver to the Holder such cash, securities or other property as are issuable with respect to Make-Whole Shares in the Make-Whole Acquisition.

(h) Partial Make-Whole Acquisition Conversion. In the event that a Make-Whole Acquisition Conversion is effected with respect to the Convertible Preferred Stock or a successor security representing less than all Convertible Preferred Stock or a successor security held by a Holder, upon such Make-Whole Acquisition

Conversion the Company or its successor shall execute and the Conversion Agent shall, unless otherwise instructed in writing, countersign and deliver to such Holder, at the expense of the Company or its successors, a certificate evidencing the Convertible Preferred Stock or such successor security held by the Holder as to which a Make-Whole Acquisition Conversion was not affected.

Section 10. Conversion Upon Fundamental Change.

(a) Fundamental Change Conversion. If the Reference Price in connection with a Make-Whole Acquisition is less than the Conversion Price (a “Fundamental Change”), a Holder may convert each share of Convertible Preferred Stock during the period beginning on the effective date of the Fundamental Change and ending on the date that is 30 days after the effective date of such Fundamental Change at an adjusted Conversion Price equal to the greater of (1) the Reference Price and (2) $3.77, subject to adjustment as described in clause (b) below (as adjusted, the “Base Price”).

(b) Base Price Adjustment. The Base Price shall be adjusted as of any date the Conversion Rate of the Convertible Preferred Stock is adjusted pursuant to Section 11. The adjusted Base Price shall equal the Base Price applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Base Price adjustment and the denominator of which is the Conversion Rate as so adjusted.

(c) Fundamental Change Conversion Procedure. To exercise its conversion option upon a Fundamental Change, a Holder must, no later than 5:00 p.m., New York City time, on or before the date by which the conversion option upon the Fundamental Change must be exercised as specified in the notice delivered under Section 9(d) above, comply with the procedures set forth in Section 7(e) and indicate that it is exercising its Fundamental Change conversion option.

(d) Unconverted Shares Remain Outstanding. If a Holder does not elect to exercise its conversion option upon a Fundamental Change pursuant to this Section 10, the Convertible Preferred Stock or successor security held by it will remain outstanding (subject to such Holder electing to exercise its Make-Whole Acquisition Conversion option, if any, in accordance with Section 9).

(e) Delivery Following Fundamental Change Conversion. Upon a conversion upon a Fundamental Change, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder in the written notice provided to the Company or its successor as set forth in Section 7(d) above, deliver to the Holder such cash, securities or other property as are issuable with respect to the adjusted Conversion Price following the Fundamental Change.

(f) Partial Fundamental Change Conversion. In the event that a conversion upon a Fundamental Change is effected with respect to Convertible Preferred Stock or a successor security representing less than all the Convertible Preferred Stock or a successor security held by a Holder, upon such conversion the Company or its successor shall execute and the Conversion Agent shall, unless otherwise instructed in writing, countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the Convertible Preferred Stock or such successor security held by the Holder as to which a conversion upon a Fundamental Change was not effected.

Section 11. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Rate will be subject to adjustment, without duplication, under the following circumstances:

(i) the issuance of Common Stock as a dividend, bonus shares or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x (OS 1 / OS 0 )

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

OS 0 = the number of shares of Common Stock issued and outstanding at the close of business on the Record Date prior to giving effect to such event

OS 1 = the number of shares of Common Stock that would be issued and outstanding immediately after, and solely as a result of, such event

(ii) the issuance to all holders of Common Stock of rights or warrants (including convertible securities) entitling them for a period expiring 60 calendar days or less from the date of issuance of such rights or warrants to purchase Common Stock at an exercise price per share less than (or having a conversion price per share less than) the Current Market Price as of the Record Date, in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x (OS 0 + X) / (OS 0 + Y)

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

OS 0 = the number of shares of Common Stock issued and outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants (or upon conversion of such securities)

Y	=	the aggregate price payable to exercise such rights (or the aggregate conversion price for such securities paid upon conversion) divided by the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights

However, the Conversion Rate will be readjusted to the extent that any such rights or warrants are not exercised prior to their expiration; provided that such readjustment shall not have any effect on shares of Convertible Preferred Stock that had been converted prior to such readjustment or on the Common Stock issued pursuant thereto, and such readjustment shall apply only to such Convertible Preferred Stock that remains outstanding at the time of such readjustment.

(iii) the dividend or other distribution to all holders of Common Stock of shares of the Company (other than Common Stock), rights or warrants (including convertible securities) to acquire shares of the Company, evidences of its indebtedness or its assets (excluding any dividend, distribution or issuance covered by clause (i) or (ii) above or (iv) or (v) below) in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x [SP 0 / (SP 0 – FMV)]

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

SP 0	=	the Current Market Price as of the Record Date

FMV	=	the fair market value (as reasonably determined by the Board of Directors) on the Record Date of the shares of the Company, rights or warrants, evidences of indebtedness or assets so distributed, expressed as an amount per share of Common Stock

However, if the transaction that gives rise to an adjustment pursuant to this clause (iii) is one pursuant to which the payment of a dividend, bonus shares or other distribution on the Common Stock consists of shares of, or similar equity interests in, a Subsidiary or other business unit of the Company (e.g., a spin-off), or consists of any other securities, that are, or, when issued, will be, traded on a securities exchange or quoted on a quotations facility in the U.S. or elsewhere, then the Conversion Rate will instead be adjusted based on the following formula:

CR 1 = CR 0 x (FMV 0 + MP 0 ) / MP 0

where,

CR 0 = the Conversion Rate in effect at the close of business on the Record Date

CR 1 = the Conversion Rate in effect immediately after the Record Date

FMV 0	=	the average of the VWAP of the shares, similar equity interests or other securities distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such shares, similar equity interests or other securities on the principal exchange or other market on which they are then listed, quoted or traded

MP 0	=	the average of the VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the principal exchange or other market on which shares of Common Stock are then listed or quoted

(iv) the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash that is distributed as part of a distribution referred to in clause (iii) above, and (b) any consideration payable in connection with a tender or exchange offer made by the Company or any Subsidiaries referred to in clause (v) below, in which event, the conversion rate will be adjusted based on the following formula:

CR 1 = CR 0 x [SP 0 ÷ (SP 0 – C)]

where,

CR 0 = the conversion rate in effect at the close of business on the Record Date

CR 1 = the conversion rate in effect immediately after the Record Date

SP 0 = the current market price of Common Stock as of the Record Date

C	=	the amount in cash per share the Company distributes to holders as described in paragraph (iv) above excluding any cash described in clauses (a) and (b) above.

(v) the Company or one or more of its Subsidiaries make purchases of Common Stock pursuant to a tender or exchange offer by the Company or a Subsidiary of the Company for Common Stock to the extent (as reasonably determined by the Board of Directors) that the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), in which event the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR 0 x [[FMV + (SP 1 x OS 1 )] / (SP 1 x OS 0 )]

where,

CR 0 = the Conversion Rate in effect at the close of business on the Expiration Date

CR 1 = the Conversion Rate in effect immediately after the Expiration Date

FMV	=	the fair market value (as reasonably determined by the Board of Directors), on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Stock”)

OS 1	=	the number of shares of Common Stock issued and outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Time”) (treating all Purchased Stock as outstanding at the Expiration Time), less any Purchased Stock

OS 0	=	the number of shares of Common Stock issued and outstanding at the Expiration Time, including any Purchased Stock

SP 1	=	the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days commencing on the Trading Day immediately after the Expiration Date.

(b) Calculation of Adjustments. Each adjustment to the Conversion Rate shall be calculated by the Company as soon as reasonably practicable after the event requiring such adjustment has been consummated (and all factors necessary to calculate such adjustment are known), in each case to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). Notwithstanding anything herein to the contrary, except in the case of a combination or reverse share split of Common Stock pursuant to Section 11(a)(i), in no case will any adjustment be made if it would result in a decrease to the then effective Conversion Rate. No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such minor adjustments that are not required to be made, and are not made, will be carried forward and taken into account in any subsequent adjustment; and provided further that any such adjustment of less than one percent that has not been made will be made upon (x) the effective date of a Make-Whole Acquisition and (y) any Conversion Date.

(c) When No Adjustment Required.

(i) Except as otherwise provided in this Section 11, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing or for the repurchase of Common Stock.

(ii) No adjustment of the Conversion Rate need be made as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights; (C) the exercise or redemption of the rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights, in each case, pursuant to the Company’s shareholder rights plan existing on the date of hereof, as amended, modified or supplemented from time to time, or any newly adopted shareholder rights plans; provided, however, that to the extent that the Company has a shareholder rights plan in effect on a Conversion Date (including the Company’s rights plan existing on the date hereof), the Holder shall receive, in addition to the Common Stock, the rights under such rights plan, unless (for the existing plan or a future plan with substantially similar provisions), prior to any such Conversion Date, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company made a distribution to all holders of Common Stock or evidences of its indebtedness or its assets as described in Section 11(a)(iii), subject to readjustment in the event of the expiration, termination or redemption of the rights.

(iii) No adjustment to the Conversion Rate need be made:

(A) upon the issuance of any Common Stock pursuant to any present or future customary plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment, at market prices, of additional optional amounts in Common Stock; or

(B) upon the issuance of any Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or other Affiliates.

(iv) No adjustment to the Conversion Rate need be made for a change in the par value or no par value of the Common Stock.

(v) No adjustment to the Conversion Rate will be made to the extent that such adjustment would result in the Conversion Price being less than the par value of the Common Stock.

(vi) Notwithstanding any other provision herein to the contrary, no adjustment shall be made in respect of an event otherwise requiring an adjustment under this Section 11 except to the extent such event is actually consummated.

(d) Record Date. For purposes of this Section 11, “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(e) Successive Adjustments. After an adjustment to the Conversion Rate under this Section 11, any subsequent event requiring an adjustment under this Section 11 shall cause an adjustment to such Conversion Rate as so adjusted.

(f) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 11 under more than one subsection hereof, such event, to the extent taken into account in any adjustment, shall not result in any other adjustment hereunder.

(g) Other Adjustments. The Company may, but shall not be required to, make such increases in the Conversion Rate, in addition to those required by this Section 11, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes or for any other reason.

(h) Notice of Adjustments. Whenever a Conversion Rate is adjusted as provided under this Section 11, the Company shall within 10 Business Days following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, within 10 Business Days after becoming so aware) or, if the Company makes an adjustment pursuant to Section 11(g), within 10 Business Days after such adjustment:

(i) compute the adjusted applicable Conversion Rate in accordance with this Section 11 and prepare and transmit to the Conversion Agent an Officers’ Certificate setting forth such adjusted applicable A-53 Conversion Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.

(i) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the applicable Conversion Rate or with respect to the nature, extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officers’ Certificate delivered pursuant to Section 11(h) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property, that may at the time be issued or delivered with respect to any Convertible Preferred Stock; and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any Common Stock pursuant to a the conversion of Convertible Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 11.

(j) Fractional Shares. No fractions of shares of Common Stock will be issued to holders of the Convertible Preferred Stock upon conversion. In lieu of fractional shares otherwise issuable, holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock, calculated on an aggregate basis in respect of the Convertible Preferred Stock being converted, multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date.

Section 12. Adjustment for Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any consolidation, merger, binding share exchange or reclassification involving the Company in which all or substantially all outstanding shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another Person; or

(ii) the completion of any sale or other disposition in one transaction or a series of transactions of all or substantially all the assets of the Company to another Person;

each of which is referred to as a “Reorganization Event,” each share of Convertible Preferred Stock issued and outstanding immediately prior to such Reorganization Event will, without the consent of the holders of the Convertible Preferred Stock, become convertible into the kind and amount of securities, cash and other property, if any (the “Exchange Property”), receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distributions thereon that have a record date that is prior to the applicable Conversion Date) per share of Common Stock by a holder of Common Stock that is not a Person with which the Company effected such consolidation, merger, binding share exchange or reclassification, or to which such sale or other disposition was made, as the case may be (each of the Company and any such other Person, a “Constituent Person”), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates and non-Affiliates of the Company; provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person other than a Constituent Person or an Affiliate thereof (due to elections or otherwise), then for the purpose of this Section 12(a), the kind and amount of securities, cash and other property receivable upon such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock (other than Constituent Persons and Affiliates thereof) that affirmatively make an election (or of all such holders if none make an election) (and if holders of Common Stock (other than Constituent Persons and their Affiliates) may elect the kind and amount of securities, cash and other property so receivable, each Holder shall have the same election right with respect to the Exchange Property receivable upon conversion after the Reorganization Event, provided such Holder notifies the Company of its election in writing prior to the Reorganization Event). On each Conversion Date following a Reorganization Event, the Conversion Rate then in effect will be applied to the Exchange Property received per share of Common Stock, as determined in accordance with this Section 12.

(b) Successive Reorganization Events. The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 9 shall apply to any securities of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, within 20 days after the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kinds and amounts of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 12.

Section 13. Voting Rights.

(a) General. The Holders shall not be entitled to vote on, consent to or take any other action with respect to any matter, whether pursuant to this Certificate of Designations, the Certificate of Incorporation, the By-laws or otherwise, except as set forth in Section 13(b) or 13(c) below or as required by Delaware law.

(b) Special Voting Right.

(i) Voting Right. If and whenever dividends on the Convertible Preferred Stock, or on any other class or series of Parity Dividend Stock, have not been paid in an aggregate amount equal, as to any particular class or series, to at least six Quarterly Dividend Periods, whether consecutive or not (a “Nonpayment”), (A) the Board of Directors shall resolve to increase the number of directors constituting the Board of Directors by two and nominate two individuals as directors to fill such new vacancies and (B) the Holders, together with the holders of any and all classes and series of Parity Dividend Stock having “like voting rights” ( i.e., being similarly entitled to vote for two additional directors at such time) (the Holders and any such other holders, collectively, the “Voting Holders”), shall have the right, voting separately as a single class without regard to class or series (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to the exclusion of the holders of Common Stock, to elect to the Board of Directors two additional directors from among such nominees, in the manner provided in this Section 13(b). Each such director elected by the Voting Holders pursuant to this Section 13(b) is herein called a “Preferred Stock Director.” At no time shall the Board of Directors include more than two Preferred Stock Directors.

(ii) Nomination. At any time when the Voting Holders are entitled to elect a Preferred Stock Director pursuant to this Section 13(b), any one or more of the Holders holding at least a majority in aggregate Liquidation Preference of the Convertible Preferred Stock then issued and outstanding and entitled to nominate under the terms of such shares, and/or any one or more holders of any other class or series of Parity Dividend Stock having like voting rights then issued and outstanding, shall have the right to recommend individuals to the Company to serve as Preferred Stock Directors. Such recommendations shall be in writing and shall be accompanied by a Director Acceptance Letter in the form attached hereto as Exhibit A (“Director Acceptance Letter”), from and signed by each such recommended individual and such background and other information about each such individual as the Company may reasonably request to ensure compliance with applicable disclosure and other considerations pursuant to applicable law and customary practice. The Board of Directors (excluding Preferred Stock Directors) will nominate the individuals so recommended for each Preferred Stock Director to be elected. The Board of Directors shall submit each recommended individual who it nominates pursuant to this Section 13(b)(ii) to the Voting Holders for election as a Preferred Stock Director as provided below.

(iii) Election; Vacancy. The election of the Preferred Stock Directors by the Voting Holders may take place at any general meeting of stockholders, or at any special meeting of Voting Holders, called at the request of the Voting Holders of at least 20% of the issued and outstanding Convertible Preferred Stock or any such other class or series having like voting rights (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders, in which event such election shall be held only at such next annual or special meeting of stockholders), held separately from other stockholders, or by means of a written resolution of the Voting Holders in lieu of a meeting thereof, in each case as the Board of Directors may determine in its reasonable discretion. The Preferred Stock Directors shall be so elected by a plurality of the votes cast at the relevant meeting (or, if the election is effected by written resolution, by the Voting Holders constituting a quorum, which shall also be the required voting threshold for purposes of such a written resolution), in each case whether or not the number of nominees exceeds the number of individuals to be elected. Each of the Preferred Stock Directors elected hereunder shall serve as a director until the next annual meeting of stockholders, or until the earlier of such time as he or she resigns, retires, dies or is removed or the special voting right pursuant to this Section 13(b) terminates. The Board of Directors shall nominate individuals to succeed such individuals as the Preferred Stock Directors, in each case from among recommendations of the Voting Holders, all as provided in Section 13(b)(ii); provided that such recommendations may include any such individuals whose service has ended and, in lieu of selecting nominees from any such recommendations, the Board of Directors may, in its discretion, nominate any or both of such individuals whose service has ended (if willing to serve) for another term as a Preferred Stock Director. Each Preferred Stock Director shall agree, in the Director Acceptance Letter, to resign as such director when his or her term otherwise ends pursuant to any removal or termination of the special voting right as provided in this Section 13(b). In case any vacancy in the office of a Preferred Stock Director occurs due to resignation, retirement, death or removal, the vacancy may be filled by the written consent of the Preferred Stock Director remaining in office, or if none remains in office, in an election by Voting Holders as provided above for an initial election. All determinations and other actions to be made or taken by the Board of Directors with regard to Preferred Stock Directors pursuant to this Section 13(b) shall be taken by the Board of Directors excluding the Preferred Stock Directors, who shall not be entitled to vote with respect to such actions (and thus shall not be included for the purpose of applying any quorum and voting requirements applicable to such actions). The Company will use reasonable best efforts to cause the individuals nominated to be elected as soon as practicable which will include for the avoidance of doubt, the initial election of any Preferred Stock Director, and the election of Preferred Stock Directors at any subsequent annual meeting following the initial election of any Preferred Stock Director. Subject to the foregoing, each of the Preferred Stock Directors shall have one vote as a director.

(iv) Notice of Special Meeting; Quorum. The Company shall as soon as practicable, and in no case more than 30 days after the Board of Directors has selected the nominees as provided above, submit such nominees to the Voting Holders for election either (i) at a general meeting of stockholders, (ii) at a special meeting of Voting Holders or (iii) by written resolution, as determined by the Board of Directors in its reasonable discretion. Notice for a special meeting of Voting Holders may be given in the same manner as that provided in the By-laws for a special meeting of the stockholders. If the Company fails to give notice of a meeting of stockholders or Voting Holders, or to seek a written resolution of Voting Holders, to elect the Preferred Stock Directors within 30 days after the Board of Directors has selected the nominees for such election as provided above, any Voting Holders entitled to recommend individuals for election as a Preferred Stock Director shall be entitled (at the Company’s expense) to call such a meeting or seek such a written resolution to elect such nominees selected by the Board of Directors, and for that purpose will have access to the register of stockholders of the Company. At any meeting of stockholders, or any special meeting of Voting Holders, at which the Voting Holders have the right to elect the Preferred Stock Directors, or at any adjournment thereof, the presence of at least two Persons holding or representing by proxy at least 50% in aggregate liquidation preference of the Convertible Preferred Stock and all other classes and series of Parity Dividend Stock having like voting rights, in each case at the time issued and outstanding, will be required to constitute a quorum for the election of any Preferred Stock Director. (Such A-56 quorum requirement shall also apply with respect to any election of Preferred Stock Directors to be effected with the consent of Voting Holders given in a written resolution.) At any general meeting of stockholders or adjournment thereof, the absence of such a quorum of Voting Holders will not prevent the election of directors other than the Preferred Stock Directors, and the absence of a quorum for the election of such other directors will not prevent the election of the Preferred Stock Directors. The Company may fix a date as the record date for the purpose of determining the issued and outstanding preferred stock of any class or series, and the Holders and other holders thereof entitled to elect the Preferred Stock Directors.

(v) Election to Board. For the avoidance of doubt, an individual who is elected a Preferred Stock Director by the Voting Holders pursuant to this Section 13(b) is not a director unless he or she is appointed by the Board of Directors, or elected by the stockholders, to the Board pursuant to the By-laws. Therefore, unless such election is effective, once a Preferred Stock Director is elected by the Voting Holders pursuant to this Section 13(b), the Company shall use its reasonable best efforts to cause such

Preferred Stock Director to be appointed by the Board, or elected by the stockholders, to the Board of Directors pursuant to the By-laws as soon as practical.

(vi) Termination; Removal. Whenever the Company has paid full dividends for at least four consecutive Quarterly Dividend Periods on the Convertible Preferred Stock and any other class or series of Parity Dividend Stock, and has paid dividends in full on any class or series of Parity Dividend Stock (including, if applicable, in the case of any cumulative Parity Dividend Stock, any arrearage and dividends accumulated in respect thereof), then the right of the Holders to elect the Preferred Stock Directors will cease (but subject always to the same provisions for the vesting of the special voting rights in the case of any Nonpayment in respect of future Quarterly Dividend Periods). The terms of office of the Preferred Stock Directors will immediately terminate, and the Board of Directors shall resolve to reduce the number of directors constituting the Board of Directors by two. In addition, any Preferred Stock Director may be removed at any time with cause by Voting Holders holding a majority in aggregate Liquidation Preference of the aggregate liquidation preference of the Convertible Preferred Stock, together with all classes and series of Parity Dividend Stock having like voting rights, voting separately as a single class without regard to class or series (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to the exclusion of the holders of Common Stock, at a general meeting of stockholders or a special meeting of Voting Holders called by the Company as provided in Section 13(b)(iv) above. In addition, if the Board of Directors determines in its discretion at any time that there is cause for the stockholders to remove such director, the Board of Directors may in its discretion request that such director resign from the Board and may require that such director, as a condition to his or her initial election, agree in writing pursuant to his or her Director Acceptance Letter (as provided in Exhibit A hereto) to resign upon any such request. Upon the removal of any Preferred Stock Director, the vacancy shall be filled in the manner set forth in Section 13(b)(iii). Notwithstanding the foregoing, if at any time there are no shares of Convertible Preferred Stock issued and outstanding, each Preferred Stock Director’s term shall automatically terminate and no directors shall thereafter be appointed or elected pursuant to this Section 13.

(c) Senior Issuances; Adverse Changes. So long as any shares of Convertible Preferred Stock are issued and outstanding, the Company may not consummate any action specified in clauses (i) or (ii) below without the vote or consent of the Holders of a majority in aggregate Liquidation Preference of the Convertible Preferred Stock, together with all classes and series of the Company’s preferred stock ranking equally with the Convertible Preferred Stock and entitled to vote thereon (other than any such series of preferred stock that by its terms entitles the holders thereof to vote as a separate class), in each case at the time issued and outstanding and all voting or consenting as a single class, to the exclusion of the holders of Common Stock, and whether or not such approval is required by Delaware law:

(i) any amendment, alteration or repeal of any provision of the Certificate of Incorporation or By-laws or this Certificate of Designations that would alter or change the voting powers, preferences or special rights of the Convertible Preferred Stock so as to affect them adversely;

(ii) any authorization or creation of, or increase in the authorized amount of, any Senior Stock;

provided, however, that (1) any increase in the amount of the authorized or issued, or any creation of, shares of Convertible Preferred Stock or any authorization, issuance or creation of any securities convertible into, or exercisable or exchangeable for, shares of Convertible Preferred Stock or (2) any increase in the amount of the authorized or issued, or any creation of, any other preferred stock ranking equally with or junior to the Convertible Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon the Company’s liquidation, dissolution or winding up, or any authorization, issuance or creation of any securities convertible into, or exercisable or exchangeable for, any such other preferred stock, in each case (1) and (2) will not be deemed to adversely affect the voting powers, preferences or special rights of the Convertible Preferred Stock and Holders will have no right under this Section 13(c) to vote on or consent to any such increase, authorization, issuance or creation.

If the Holders are entitled to vote on or consent to a specified action pursuant to this Section 13(c), the Company may call a meeting of the Holders and any such other holders for the purpose of such vote or, in its discretion, may instead seek the consent of the Holders and any such other holders in a written resolution. Any such vote may be held at a general meeting of the stockholders, or at a special meeting of the Holders and such other holders, as the Company may determine in its discretion. The Company may fix a date as the record date for the purpose of determining the issued and outstanding Convertible Preferred Stock, and the Holders entitled to vote on or consent to any such specified action. At any meeting of stockholders or Holders where such vote is to occur (or for any consent by written resolution), the necessary quorum for such vote (or consent) shall be at least two Persons holding or representing by proxy at least 50% in aggregate liquidation preference of the Convertible Preferred Stock and any such other shares of preferred stock entitled to vote on the relevant specified action.

If the Holders of shares of Convertible Preferred Stock are entitled to vote on or take any action with respect to any matter, the Board of Directors may, in its discretion, determine that such vote or other action be taken by means of a written resolution of the Holders entitled to take such action. Unless authorized by the Board of Directors, the Holders shall have no right to act by written resolution, notwithstanding any provision of the Certificate of Incorporation, the By-laws, this Certificate of Designations or otherwise.

(d) Special Veto Rights. Provided that the Current Market Price is not greater than $150 (subject to adjustment as specified in Section 9(b)(ii)), without the prior written consent of the Holders of two-thirds of the aggregate liquidation preference of the Convertible Preferred Stock then issued and outstanding, the Company may not: (i) issue new Common Stock to a “person” or “group”, within the meaning of Section 13(d) of the Exchange Act, that is or as a result of such issuance would become the direct or indirect ultimate Beneficial Owner of Common Stock representing more than 50% of the voting power of the issued and outstanding Common Stock or (ii) repurchase any outstanding Common Stock at a time when a “person” or “group”, within the meaning of Section 13(d) of the Exchange Act, has become the direct or indirect ultimate Beneficial Owner of Common Stock representing more than 50% of the voting power of the issued and outstanding Common Stock; provided, however, that in the case of both clauses (i) and (ii) neither such prohibition shall be effective following (x) the date on which a Make-Whole Acquisition occurs or (y) the date the “person” or “group” described in this Section 13(d) ceases to be the direct or indirect ultimate Beneficial Owner of Common Stock representing more than 50% of the voting power of the issued and outstanding Common Stock.

Section 14. Preemption.

The Holders shall not have any rights of preemption with regard to any shares of capital stock (including common stock and preferred stock).

Section 15. Payments and Notices.

(a) Payment. Any payment due by the Company with respect to dividends, redemptions, fractional shares or other amounts on a day that is not a Business Day may be made on the next succeeding Business Day with the same force and effect as if made on the original due date, and without any interest due to any delay in payment.

(b) Notices. Any notices, deliveries or other actions required or permitted to be given, made or taken by the Company or any Holder hereunder on a particular day may be effected on the next succeeding Business Day with the same force and effect as if effected on the particular day.

Section 16. Rank.

Notwithstanding anything set forth in the Certificate of Incorporation, the By-laws or this Certificate of Designations to the contrary, the Board of Directors or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue new or additional Junior Stock and Parity Stock (including additional Convertible Preferred Stock). Neither the Board of Directors nor any committee thereof shall have the authority to create or issue any Senior Stock without the affirmative vote (or written consent) of the holders of a majority in aggregate Liquidation Preference of the outstanding Convertible Preferred Stock (and any other preferred stock if applicable), voting (or consenting) separately as a class, as provided in Section 13(c).

Section 17. Repurchase.

Subject to the limitations imposed herein and applicable Delaware law, the Company may purchase shares of Convertible Preferred Stock from time to time to such extent, in such manner and upon such terms as the Board of Directors or any duly authorized committee thereof may determine; provided, however, that the Company shall not use any of its funds for any such purchase when there are reasonable grounds to believe that the Company is, or after such purchase would be, unable to pay its liabilities as they become due; and provided further that in the event that the Company beneficially owns any Convertible Preferred Stock, the Company will procure that voting rights in respect of such Convertible Preferred Stock are not exercised.

Section 18. Unissued or Reacquired Shares.

Shares of Convertible Preferred Stock not issued or that have been issued and converted or otherwise purchased or acquired by the Company shall be restored to the status of authorized but unissued preferred stock without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

Section 19. No Sinking Fund.

The Convertible Preferred Stock is not subject to the operation of a sinking fund.

Section 20. Reservation of Shares of Common Stock.

(a) Sufficient Shares. The Company shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock or shares acquired by the Company, solely for issuance upon the conversion of Convertible Preferred Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Convertible Preferred Stock then issued and outstanding. For purposes of this Section 20(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all issued and outstanding Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Use of Acquired Shares. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Convertible Preferred Stock, as herein provided, Common Stock acquired by the Company (in lieu of the issuance of authorized and unissued Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) Free and Clear Delivery. All Common Stock delivered upon conversion of the Convertible Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Compliance with Law. Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Company shall use its reasonable best efforts to comply with all laws and regulations thereunder requiring the approval of such delivery by any Regulatory Entities.

(e) Listing. The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or quotation system, all the Common Stock issuable upon conversion of the Convertible Preferred Stock.

Section 21. Transfer Agent, Conversion Agent, Registrar and Paying Agent.

The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Convertible Preferred Stock shall be Computershare Trust Company, N.A. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first-class mail, postage prepaid, to the Holders (or otherwise pursuant to any applicable procedures of a Depositary).

Section 22. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates are issued, the Company shall not be required to issue any certificates representing the applicable Convertible Preferred Stock on or after the applicable Conversion Date. In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon delivery of the evidence and indemnity described in Section 22(a), shall deliver the Common Stock pursuant to the terms of the Convertible Preferred Stock formerly evidenced by the certificate.

(c) Legends. Certificates for Convertible Preferred Stock and any Common Stock issued on conversion thereof may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).

Section 23. Form.

(a) Global Preferred Shares. Convertible Preferred Stock may, at the Company’s option, in its sole discretion, be issued in the form of one or more permanent global shares of Convertible Preferred Stock in definitive, fully registered form with a global legend in substantially the form attached hereto as Exhibit B-1 (a “Rule 144A Global Preferred Share”) or Exhibit B-2 (a “Regulation S Global Preferred Share” and together with the Rule 144A Global Preferred Share, the “Global Preferred Shares”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Global Preferred Shares may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. Global Preferred Shares shall be registered in the name of the Depositary, which shall be the Holder of such shares. This Section 23(a) shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary.

(b) Delivery to Depositary. If Global Preferred Shares are issued, the Company shall execute and the Registrar shall, in accordance with this Section 23, countersign and deliver initially one or more Global Preferred Shares and/or Global Common Stock, as applicable, that (i) shall be registered in the name of a nominee of the Depositary and (ii) shall be delivered by the Registrar to the Depositary or pursuant to instructions received from the Depositary or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar.

(c) Agent Members. If a Global Preferred Share is issued, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Company, the Registrar and any agent of the Company or the Registrar as the absolute owner of such Global Preferred Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Registrar or any agent of the Company or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares. If a Global Preferred Share is issued, the Depositary may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Convertible Preferred Stock, this Certificate of Designations or the By-laws.

(d) Physical Certificates. Owners of beneficial interests in any Global Preferred Share shall not be entitled to receive physical delivery of certificated shares of Convertible Preferred Stock, unless (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for the Global Preferred Shares and the Company does not appoint a qualified replacement for the Depositary within 90 days, (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Company does not appoint a qualified replacement for the Depositary within 90 days or (z) the Company decides to discontinue the use of book-entry transfer through the Depositary. In any such case, each Global Preferred Share shall be exchanged in whole for definitive Convertible Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference. Such definitive Convertible Preferred Stock shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

(e) Signature. An Officer shall sign any Global Preferred Share for the Company, in accordance with the Company’s By-laws and applicable law, by manual or facsimile signature. If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent countersigned the Global Preferred Share, the Global Preferred Share shall be valid nevertheless. A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns the Global Preferred Share. Each Global Preferred Share shall be dated the date of its countersignature.

Section 24. Registration; Transfer.

(a) Notwithstanding any other provision of this Certificate of Designations or the Convertible Preferred Stock, transfers and exchanges, including any sale, pledge, transfer or other disposition, of the Convertible Preferred Stock and beneficial interests in a Global Preferred Share shall be made in accordance with this Section 24, including, with respect to any such transfer of a share or interest in a share bearing the Convertible Preferred Stock Legend and if applicable, completion of a certificate in substantially the form set forth in Exhibit F.

(b) The Convertible Preferred Stock and the Common Stock issuable upon conversion of the Convertible Preferred Stock initially was not registered under the Securities Act and, unless so registered, may not be offered, sold, pledged or otherwise transferred other than (i) to the Company or any Subsidiary thereof, (ii) to “qualified institutional buyers” pursuant to and in compliance with Rule 144A under the Securities Act (“Rule 144A”), (iii) pursuant to and in compliance with Rule 903 or 904 of Regulation S under the Securities Act (“Regulation S”) or (iv) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (“Rule144”), if available.

(c) Any shares of Convertible Preferred Stock offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Rule 144A Global Preferred Shares, in fully registered form, with such applicable legends as are provided for in Exhibit C (the “Convertible Preferred Stock Legend”), except as otherwise permitted herein. The aggregate number of shares of Convertible Preferred Stock represented by a Rule 144A Global Preferred Share may be increased or decreased from time to time by adjustments made on the Company’s share register by the Registrar upon instruction from the Company, the Depositary or an Agent Member, in accordance with this Section 24.

(d) Any shares of Convertible Preferred Stock offered and sold in their initial distribution in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Preferred Shares, in fully registered form, with the Convertible Preferred Stock Legend, except as otherwise permitted herein. The aggregate number of shares of Convertible Preferred Stock represented by a Regulation S Global Preferred Share may be increased or decreased from time to time by adjustments made on the Company’s share register by the Registrar upon instruction from the Company, the Depositary or an Agent Member, in accordance with this Section 24.

(e) If an owner of a beneficial interest in a Rule 144A Global Preferred Share wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Preferred Share, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 24(e). Upon receipt by the Registrar of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Registrar to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Regulation S Global Preferred Share in a number of shares of Convertible Preferred Stock equal to that of the beneficial interest in the Rule 144A Global Preferred Share to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Exhibit D-1 given by the holder of such beneficial interest, the Registrar shall instruct the Depositary to reduce the number of shares of Convertible Preferred Stock of the applicable Rule 144A Global Preferred Share by the number of shares of Convertible Preferred Stock in the Rule 144A Global Preferred Share to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Preferred Share having a number of shares of Convertible Preferred Stock equal to the amount by which the number of shares of Convertible Preferred Stock of the Rule 144A Global Preferred Share was reduced upon such transfer.

(f) If an owner of a beneficial interest in a Regulation S Global Preferred Share wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Preferred Share, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 24(f). Upon receipt by the Registrar of (A) written instructions given in accordance A-62 with the Applicable Procedures from an Agent Member directing the Registrar to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in the Rule 144A Global Preferred Share in number of shares of Convertible Preferred Stock equal to that of the beneficial interest in the Regulation S Global Preferred Share to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Exhibit D-2 given by the holder of such beneficial interest, the Registrar shall instruct the Depositary to reduce the number of shares of Convertible Preferred Stock of the applicable Regulation S Global Preferred Share by the principal amount of the beneficial interest in the Regulation S Global Preferred Share to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Preferred Share having a number of shares of Convertible Preferred Stock equal to the amount by which the principal amount of the Regulation S Global Preferred Share was reduced upon such transfer.

(g) Any Common Stock issued upon conversion of a share of Convertible Preferred Stock shall be issued in the form of an uncertificated restricted share of Common Stock kept in book-entry form by the Registrar. Any physical share of Common Stock certificates issued upon conversion of a share of Convertible Preferred Stock shall bear such applicable legends as are provided for in Exhibit E (the “Common Stock Legend”), except as otherwise permitted herein. Upon any such conversion the applicable Global Preferred Share shall be reduced by the number of shares of Convertible Preferred Stock as were converted into shares of Common Stock.

(h) If a request is made to remove the Restricted Share Legend with respect to all or a portion of the beneficial interest in the Global Preferred Shares, the Restricted Share Legend shall not be removed unless there is delivered to the Company and the Registrar such satisfactory evidence (which in the case of a transfer pursuant to Rule 144 may include an opinion of counsel), as may be reasonably required by the Company and the Registrar, that neither the Restricted Share Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Regulation S or Rule 144. Upon provision of such satisfactory evidence, then the Registrar shall instruct the Depositary to reduce or cause to be reduced such Global Preferred Share bearing the Restricted Share Legend by the number of shares of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Global Preferred Share that is being transferred, and concurrently with such reduction and debit, the

Registrar will instruct the Depositary to increase or cause to be increased the applicable Global Preferred Share not bearing the Restricted Share Legend by the aggregate number of shares of Convertible Preferred Stock being exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the Global Preferred Share that is being transferred.

(i) If Convertible Preferred Stock or Common Stock is issued upon the transfer, exchange or replacement of Convertible Preferred Stock or Common Stock bearing the Restricted Share Legend, or if a request is made to remove such Restricted Share Legend on the Convertible Preferred Stock or the Common Stock, the Convertible Preferred Stock or Common Stock so issued shall bear the Restricted Share Legend and the Restricted Share Legend shall not be removed unless there is delivered to the Company and the Registrar such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Company or the Registrar, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Regulation S or Rule 144 or that such Convertible Preferred Stock or Common Stock are not “restricted securities” within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Registrar, at the direction of the Company, shall countersign and deliver, or otherwise reflect on the records of the Registrar in the case of Common Stock, Convertible Preferred Stock and Common Stock that do not bear the Restricted Share Legend.

(j) The Company will refuse to register any transfer of Convertible Preferred Stock or any Common Stock issuable upon conversion of the Convertible Preferred Stock that is not made in accordance with this Section 24, the provisions of the Restricted Share Legend and the provisions of Rule 144A, Regulation S or Rule 144; provided that the provisions of this paragraph (j) shall not be applicable to any share of Convertible Preferred Stock or any share of Common Stock that does not bear the Restricted Share Legend.

Section 25. Taxes.

(a) Transfer Taxes. The Company shall pay any and all share transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of Convertible Preferred Stock or Common Stock or other securities issued on account of Convertible Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of Convertible Preferred Stock, Common Stock or other securities in a name other than that in which the Convertible Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(b) Withholding. All payments and distributions (or deemed distributions) on the shares of Convertible Preferred Stock (and on the Common Stock received upon their conversion) shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by Holders.

Section 26. Notices.

All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (or by first-class mail if the same shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Company, to its office at 717 Fifth Avenue, New York, New York 10022 (Attention: Company Secretary) or to the Transfer Agent at its office at Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021 (Attention: Corporate Trust Office), or to any other agent of the Company designated to receive such notice as permitted by this Certificate of Designations, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the share record books of the Company (which may include the records of the Transfer Agent) or, if the shares of Convertible Preferred Stock are held in global form and the Applicable Procedures permit, or if such shares are held in non-global form, by issuing a press release and making the information required to be provided in the notice available on the Company’s website, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Notwithstanding the foregoing, any notice given by the Company to Holders in respect of a Global Preferred Share pursuant to the applicable procedures of the Depositary shall be deemed to have been given effectively when so given.

Section 27. Other Rights.

Except as specifically provided in Section 13 or as may be required by Delaware law, no holder of the Company’s common stock or preferred stock shall have any right under this Certificate of Designations, the Certificate of Incorporation or the By-laws to vote on or consent to any amendment, alteration or repeal of this Certificate of Designations. The Convertible Preferred Stock shall have no voting powers, preferences or special rights, and no qualifications, limitations or restrictions thereon, other than as set forth in this Certificate of Designations, the Certificate of Incorporation or By-laws, or as required by Delaware law.

Section 28. Conflict.

To the extent the terms provided in this Certificate of Designations conflict with the terms contained in the By-laws, the terms provided in this Certificate of Designations shall prevail.

Exhibit A

FORM OF DIRECTOR’S

ACCEPTANCE LETTER

TO: MF Global Holdings Ltd. (the “Company”)

Attn: The Corporate Secretary

I hereby accept and agree to my appointment or election as a Preferred Stock Director, in accordance with the Certificate of Designations of 9.75% Non-Cumulative Convertible Preferred Stock, Series B of the Company, dated January 4 , 2010 (the “Certificate of Designations”). I hereby agree and acknowledge that my term of office shall immediately terminate (and I shall immediately resign as a Preferred Stock Director (as such term is defined in the Certificate of Designations) upon any request for resignation made by the Board of Directors) in accordance with Section 13 of the Certificate of Designations without further action being required on my part.

I designate the following telephone and facsimile numbers and e-mail address for service of notice of all directors’ meetings. Notice by telephone facsimile or e-mail to either of the said numbers or e-mail address will constitute good and sufficient notice to myself and I agree to advise you of any change in these particulars.

Tel:	[ ]

Fax:	[ ]

E-mail:	[ ]

Nationality:	[ ]

I hereby authorize you to enter my name and address in the register of Directors and Officers of the Company as follows:

[Name]

[Address]

[Name]

Exhibit B-1

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK,

SERIES B

FACE OF SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN REPRESENTS BY ITS PURCHASE AND HOLDING OF THIS SECURITY THAT IT EITHER (1) IS NOT A PLAN, A PLAN ASSET ENTITY OR A NON-ERISA ARRANGEMENT AND IT IS NOT PURCHASING OR HOLDING THIS SECURITY ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN, A PLAN ASSET ENTITY OR NON-ERISA ARRANGEMENT OR (2) NEITHER THE PURCHASE, HOLDING OR EXERCISE OF THE SERIES B SHARES WILL CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR UNDER ANY APPLICABLE SIMILAR LAWS.

“CODE” MEANS THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.

“ERISA” MEANS THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

“NON-ERISA ARRANGEMENT” MEANS PLANS THAT ARE GOVERNMENTAL PLANS (AS DEFINED IN SECTION 3(32) OF ERISA), CERTAIN CHURCH PLANS (AS DEFINED IN SECTION 3(33) OF ERISA) AND NON-U.S. PLANS (AS DESCRIBED IN SECTION 4(B)(4) OF ERISA).

“PLAN” MEANS A PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA, AS WELL AS INDIVIDUAL RETIREMENT ACCOUNTS, KEOGH PLANS OR ANY OTHER PLANS THAT ARE SUBJECT TO SECTION 4975 OF THE CODE.

“PLAN ASSETS ENTITY” MEANS ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY UNDER DEPARTMENT OF LABOR REGULATION § 2510.3-101.

“SIMILAR LAWS” MEANS ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW APPLICABLE TO NON-ERISA ARRANGEMENTS THAT IS COMPARABLE TO SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

(par value $1.00 per share)

(liquidation preference U.S. $100 per share)

Certificate Number: 001	Number of Shares: 1,500,000

CUSIP NO.: 55277J 306

MF Global Holdings Ltd., a Delaware corporation (the “Company”), hereby certifies that Cede & Co. (the “Holder”) is the registered owner of 1,500,000, or such number as is registered in the name of the Holder in the Company’s register of stockholders maintained by the Registrar, fully paid and non-assessable shares of preferred stock of the Company designated the 9.75% Non-Cumulative Convertible Preferred Stock, Series B, with a par value of $1.00 per share and a liquidation preference of U.S. $100 per share (the “Convertible Preferred Stock”).

The shares of Convertible Preferred Stock are subject to the Certificate of Designations and the Certificate of Incorporation and By-laws of the Company and are transferable in accordance therewith. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations dated January 4, 2010 as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used, but not defined herein, shall have the meaning given to them in the Certificate of Designations.

Reference is hereby made to select provisions of the Convertible Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned this certificate, the Convertible Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Convertible Preferred Stock certificate to be duly executed:

MF GLOBAL HOLDINGS LTD.

By:
Name: Jacqueline M. Giammarco
Title: Corporate Secretary

Dated: , 2010

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

By:
Authorized Signatory

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

(par value $1.00 per share)

(liquidation preference U.S. $100 per share)

The designations, rights, privileges, restrictions, preferences and other terms and provisions of the shares of Convertible Preferred Stock are set forth in, and this certificate and the Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the terms and provisions of the Certificate of Designations, dated as of January 4, 2010, as the same may be amended and restated from time to time (the “Certificate of Designations”), including the designation of the terms of the Convertible Preferred Stock as set forth therein. All capitalized terms used herein that are defined in the Certificate of Designations have the meaning set forth therein. Upon receipt of this certificate, the holder is bound by the terms of the Certificate of Designations and is entitled to the benefits thereof.

The Company shall furnish without charge to each holder who so requests the powers, designations, preferences and special rights of each class or series of share capital issued by the Company and the qualifications, limitations or restrictions on such powers, preferences and rights.

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

This Global Preferred Share initially represents 1,500,000 shares of the Convertible Preferred Stock. The following increases or decreases in this Global Preferred Share have been made:

Date of Exchange	Amount of decrease in shares of Convertible Preferred Stock in this Global Preferred Share	Amount of increase in shares of Convertible Preferred Stock in this Global Preferred Share	Number of Shares of Convertible Preferred Stock in this Global Preferred Share following such decrease or increase	Signature of authorized signatory of Transfer Agent and Registrar

ASSIGNMENT AND TRANSFER

For value received,                          hereby sell(s), assign(s) and transfer(s) unto                          (Please insert social security or Taxpayer Identification Number of assignee) the within share of Convertible Preferred Stock, and hereby irrevocably constitutes and appoints                          attorney to transfer the said share of Convertible Preferred Stock on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within share of Convertible Preferred Stock occurring prior to the termination of any restrictions on the resale of the Convertible Preferred Stock under any applicable laws or as specified in the Certificate of Designations, the undersigned confirms that such share of Convertible Preferred Stock is being transferred:

☐	To MF Global Holdings Ltd. or a subsidiary thereof; or

☐	Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

☐	Pursuant and in compliance with Regulation S under the Securities Act of 1933, as amended, to a non-U.S. person outside of the United States.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with stockholdership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 Convertible Preferred Stock are to be delivered, other than to and in the name of the registered holder.

NOTICE:	The signature on the assignment must correspond with the name as written upon the face of the Convertible Preferred Stock in every particular without alteration or enlargement or any change whatever.

Exhibit B-2

FORM OF 9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK,

SERIES B

FACE OF SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN REPRESENTS BY ITS PURCHASE AND HOLDING OF THIS SECURITY THAT IT EITHER (1) IS NOT A PLAN, A PLAN ASSET ENTITY OR A NON-ERISA ARRANGEMENT AND IT IS NOT PURCHASING OR HOLDING THIS SECURITY ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN, A PLAN ASSET ENTITY OR NON-ERISA ARRANGEMENT OR (2) NEITHER THE PURCHASE, HOLDING OR EXERCISE OF THE SERIES B SHARES WILL CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR UNDER ANY APPLICABLE SIMILAR LAWS.

“CODE” MEANS THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.

“ERISA” MEANS THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

“NON-ERISA ARRANGEMENT” MEANS PLANS THAT ARE GOVERNMENTAL PLANS (AS DEFINED IN SECTION 3(32) OF ERISA), CERTAIN CHURCH PLANS (AS DEFINED IN SECTION 3(33) OF ERISA) AND NON-U.S. PLANS (AS DESCRIBED IN SECTION 4(B)(4) OF ERISA).

“PLAN” MEANS A PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA, AS WELL AS INDIVIDUAL RETIREMENT ACCOUNTS, KEOGH PLANS ANY OTHER PLANS THAT ARE SUBJECT TO SECTION 4975 OF THE CODE.

“PLAN ASSETS ENTITY” MEANS ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY UNDER DEPARTMENT OF LABOR REGULATION § 2510.3-101.

“SIMILAR LAWS” MEANS ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW APPLICABLE TO NON-ERISA ARRANGEMENTS THAT IS COMPARABLE TO SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

(par value $1.00 per share)

(liquidation preference U.S. $100 per share)

Certificate Number: 001	Number of Shares: 0

CUSIP NO.: 55277J 306

MF Global Holdings Ltd., a Delaware corporation (the “Company”), hereby certifies that Cede & Co. (the “Holder”) is the registered owner of 0, or such number as is registered in the name of the Holder in the Company’s register of stockholders maintained by the Registrar, fully paid and non-assessable shares of preferred stock of the Company designated the 9.75% Non-Cumulative Convertible Preferred Stock, Series B, with a par value of $1.00 per share and a liquidation preference of U.S. $100 per share (the “Convertible Preferred Stock”).

The shares of Convertible Preferred Stock are subject to the Certificate of Designations and the Certificate of Incorporation and By-laws of the Company and are transferable in accordance therewith. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations dated January 4, 2010 as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used, but not defined herein, shall have the meaning given to them in the Certificate of Designations.

Reference is hereby made to select provisions of the Convertible Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned this certificate, the Convertible Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Convertible Preferred Stock certificate to be duly executed:

MF GLOBAL HOLDINGS LTD.

By:
Name: Jacqueline M. Giammarco
Title: Corporate Secretary

Dated: , 2010

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

By:
Authorized Signatory

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

(par value $1.00 per share)

(liquidation preference U.S. $100 per share)

The designations, rights, privileges, restrictions, preferences and other terms and provisions of the shares of Convertible Preferred Stock are set forth in, and this certificate and the Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the terms and provisions of the Certificate of Designations, dated as of January 4, 2010, as the same may be amended and restated from time to time (the “Certificate of Designations”), including the designation of the terms of the Convertible Preferred Stock as set forth therein. All capitalized terms used herein that are defined in the Certificate of Designations have the meaning set forth therein. Upon receipt of this certificate, the holder is bound by the terms of the Certificate of Designations and is entitled to the benefits thereof.

The Company shall furnish without charge to each holder who so requests the powers, designations, preferences and special rights of each class or series of share capital issued by the Company and the qualifications, limitations or restrictions on such powers, preferences and rights.

MF GLOBAL HOLDINGS LTD.

9.75% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

This Global Preferred Share initially represents 1,500,000 shares of the Convertible Preferred Stock. The following increases or decreases in this Global Preferred Share have been made:

Date of Exchange	Amount of decrease in shares of Convertible Preferred Stock in this Global Preferred Share	Amount of increase in shares of Convertible Preferred Stock in this Global Preferred Share	Number of Shares of Convertible Preferred Stock in this Global Preferred Share following such decrease or increase	Signature of authorized signatory of Transfer Agent and Registrar

ASSIGNMENT AND TRANSFER

For value received,                          hereby sell(s), assign(s) and transfer(s) unto                          (Please insert social security or Taxpayer Identification Number of assignee) the within share of Convertible Preferred Stock, and hereby irrevocably constitutes and appoints                          attorney to transfer the said share of Convertible Preferred Stock on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within share of Convertible Preferred Stock occurring prior to the termination of any restrictions on the resale of the Convertible Preferred Stock under any applicable laws or as specified in the Certificate of Designations, the undersigned confirms that such share of Convertible Preferred Stock is being transferred:

☐	To MF Global Holdings Ltd. or a subsidiary thereof; or

☐	Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with stockholdership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 Convertible Preferred Stock are to be delivered, other than to and in the name of the registered holder.

NOTICE:	The signature on the assignment must correspond with the name as written upon the face of the Convertible Preferred Stock in every particular without alteration or enlargement or any change whatever.

Exhibit C

FORM OF RESTRICTED SHARE LEGEND

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULES 144A OR REGULATION S THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY AND ANY SECURITY ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES OR ELSEWHERE TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR NON-U.S. JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE TRANSFER RESTRICTIONS REFERRED TO IN THIS PARAGRAPH. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITY OR ANY SECURITY ISSUABLE ON CONVERSION HEREOF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

Exhibit D-1

FORM OF TRANSFER CERTIFICATE—

RULE 144A GLOBAL PREFERRED SHARE TO

REGULATION S GLOBAL PREFERRED SHARE

(FOR TRANSFERS PURSUANT TO SECTION 24(E)

OF THE CERTIFICATE OF DESIGNATIONS)

COMPUTERSHARE TRUST COMPANY, N.A., as Registrar

250 Royal St.

Canton, MA 02021

Re:	9.75% Non -Cumulative Convertible Preferred Stock, Series B

(the “Convertible Preferred Stock”)

Reference is hereby made to the Certificate of Designations for the of 9.75% Non-Cumulative Convertible Preferred Stock, Series B, dated as of January 4, 2010 (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designations.

This certificate relates to                                          number of shares of Convertible Preferred Stock which are evidenced by the Rule 144A Global Preferred Share (CUSIP No.             ) and held with the Depositary in the name of                                          (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Convertible Preferred Stock to a Person who will take delivery thereof in the form of an equal number of shares of Convertible Preferred Stock evidenced by the Regulation S Global Preferred Share (CUSIP No.             ), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

In connection with such request and in respect of such Convertible Preferred Stock, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that:

(a) the offer of the Convertible Preferred Stock was not made to U.S. person or a person in the United States;

(b) either:

(i) at the time the buy order was originated, the transferee was outside the United States and not a U.S. person or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States and not a U.S. person, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States or a U.S. person;

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable;

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you, the Company and the Depositary to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Depositary. Terms used in this certificate and not otherwise defined in the Certificate of Designations have the meanings set forth in Regulation S under the Securities Act.

Dated:	[Insert Name of Transferor]

By:
Name:
Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

Exhibit D-2

FORM OF TRANSFER CERTIFICATE—

REGULATION S GLOBAL PREFERRED SHARE TO

RULE 144A GLOBAL PREFERRED SHARE

(for transfers pursuant to Section 24(f)

of the Certificate of Designations)

COMPUTERSHARE TRUST COMPANY, N.A., as Registrar

250 Royal St.

Canton, MA 02021

Re:	9.75% Non-Cumulative Convertible Preferred Stock, Series B (the “Convertible Preferred Stock”)

Reference is hereby made to the Certificate of Designations for the of 9.75% Non-Cumulative Convertible Preferred Stock, Series B, dated as of January 4, 2010 (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designations.

This certificate relates to                                          number of shares of Convertible Preferred Stock which are evidenced by the Regulation S Global Preferred Share (CUSIP No.             ) and held with the Depositary in the name of                                          (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Convertible Preferred Stock to a Person who will take delivery thereof in the form of an equal number of shares of Convertible Preferred Stock evidenced by the Rule 144A Global Preferred Share (CUSIP No.             ), which amount, immediately after such transfer, is to be held with the Depositary.

In connection with such request and in respect of such Convertible Preferred Stock, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that the shares of Convertible Preferred Stock are being transferred to a person that the Transferor reasonably believes is purchasing the Convertible Preferred Stock for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and the Convertible Preferred Stock have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you, the Company and the Depositary to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Depositary.

Dated:	[Insert Name of Transferor]

By:
Name:
Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

Exhibit E

FORM OF COMMON STOCK LEGEND

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR NON-U.S. JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE TRANSFER RESTRICTIONS REFERRED TO IN THIS PARAGRAPH. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITY OR ANY SECURITY ISSUABLE ON CONVERSION HEREOF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

Exhibit F

FORM OF TRANSFER CERTIFICATE—

GLOBAL PREFERRED SHARE

COMPUTERSHARE TRUST COMPANY, N.A., as Registrar

250 Royal St.

Canton, MA 02021

Re:	9.75% Non -Cumulative Convertible Preferred Stock, Series B (the “Convertible Preferred Stock”)

Reference is hereby made to the Certificate of Designations for the of 9.75% Non-Cumulative Convertible Preferred Stock, Series B, dated as of January 4, 2010 (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designations.

This certificate relates to                                          number of shares of Convertible Preferred Stock which are evidenced by the                                          Global Preferred Share (CUSIP No.             ) and held with the Depositary in the name of                                          (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Convertible Preferred Stock to a Person who will take delivery thereof in the form of an equal number of shares of Convertible Preferred Stock evidenced by the Global Preferred Share, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream, if applicable, or both.

In connection with such request, and in respect of such Convertible Preferred Stock, the Transferor does hereby certify that the shares of Convertible Preferred Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:

CHECK ONE BOX BELOW:

(1)   ☐      to a transferee that the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A; or

(2)   ☐      pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available); or

(3)   ☐      outside the United States to a person other than a U.S. person (or for the benefit or account of a U.S. person) in a transaction complying with Regulation S under the Securities Act.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2) or (3) is checked, the Registrar shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 or Regulation S under such Act.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you, the Company and the Depositary to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Depositary. Terms used in this certificate and not otherwise defined in the Certificate of Designations have the meanings set forth in Regulation S under the Securities Act.

Dated:	[Insert Name of Transferor]

By:
Name:
Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)